                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K

            Current Report Pursuant to Section 12, 13 or 15(d) of
                     The Securities Exchange Act of 1934


                        Date of Report:  May 26, 1994


                               SPX Corporation
              (Exact name of registrant as specified in charter)


DELAWARE                          1-6948                   38-1016240
(State or other                   (Commission              (I.R.S. Employer
Jurisdiction of                   File Number)             Identification
Incorporation)                                             Number)

700 Terrace Point Drive
Muskegon, Michigan                                         49443-3301
(Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code:        (616) 724-5000

Item 7.   Financial Statements and Exhibits

          (c)   Exhibits

             (4) Form of Indenture dated as of May ____, 1994 between SPX
                 Corporation and The Bank of New York, as trustee.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SPX CORPORATION
                                            (registrant)



Date:  May 25, 1994                         BY: /s/ James M. Sheridan
                                                --------------------------
                                                James M. Sheridan
                                                Vice President-Administration
                                                and Secretary

                                                                      EXHIBIT 4









                                SPX CORPORATION,

                                     Issuer

                                       To

                              THE BANK OF NEW YORK

                                    Trustee







                                   Indenture

                            Dated as of May   , 1994






                                  $260,000,000


                       % Senior Subordinated Notes due 2002

                                SPX CORPORATION

               Reconciliation and tie between Trust Indenture Act
               of 1939 and Indenture, dated as of          , 1994


Trust Indenture                                        Indenture
  Act Section                                           Section
- - ---------------                                        ---------
Section  310(a)(1)        . . . . . . . . . . . . . . .    607
            (a)(2)        . . . . . . . . . . . . . . .    607
            (b)           . . . . . . . . . . . . . . .    608
Section  312(c)           . . . . . . . . . . . . . . .    701
Section  314(a)           . . . . . . . . . . . . . . .    703
            (a)(4)        . . . . . . . . . . . . . . .   1008
            (c)(1)        . . . . . . . . . . . . . . .    102
            (c)(2)        . . . . . . . . . . . . . . .    102
            (e)           . . . . . . . . . . . . . . .    102
Section  315(b)           . . . . . . . . . . . . . . .    601
Section  316(a)(last
             sentence)    . . . . . . . . . . . . . . .    101 ("Outstanding")
            (a)(1)(A)     . . . . . . . . . . . . . . .    502, 512
            (a)(1)(B)     . . . . . . . . . . . . . . .    513
            (b)           . . . . . . . . . . . . . . .    508
            (c)           . . . . . . . . . . . . . . .    104(d)
Section  317(a)(1)        . . . . . . . . . . . . . . .    503
            (a)(2)        . . . . . . . . . . . . . . .    504
            (b)           . . . . . . . . . . . . . . .   1003
Section  318(a)           . . . . . . . . . . . . . . .    108






- - -----------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS1

                                                                  PAGE
                                                                  ----
PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
RECITALS  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1


                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

SECTION 101.           Definitions  . . . . . . . . . . . . . .    2
                       Acquired Indebtedness  . . . . . . . . .    2
                       Affiliate  . . . . . . . . . . . . . . .    3
                       Applicable Premium   . . . . . . . . . .    3
                       Asset Acquisition  . . . . . . . . . . .    3
                       Asset Sale   . . . . . . . . . . . . . .    3
                       Asset Sale Offer   . . . . . . . . . . .    4
                       Average Life to Stated Maturity  . . . .    4
                       Bank Credit Agreement  . . . . . . . . .    4
                       Banks  . . . . . . . . . . . . . . . . .    4
                       Board of Directors   . . . . . . . . . .    5
                       Board Resolution   . . . . . . . . . . .    5
                       Business Day   . . . . . . . . . . . . .    5
                       Capital Stock  . . . . . . . . . . . . .    5
                       Capitalized Lease Obligation   . . . . .    5
                       Cash Equivalents   . . . . . . . . . . .    5
                       Change of Control  . . . . . . . . . . .    6
                       Change of Control Offer  . . . . . . . .    7
                       Change of Control Purchase Date  . . . .    7
                       Change of Control Purchase Price   . . .    7
                       Commission   . . . . . . . . . . . . . .    7
                       Common Stock   . . . . . . . . . . . . .    7
                       Company  . . . . . . . . . . . . . . . .    7
                       Company Request or Company Order   . . .    7
                       Consolidated EBITDA  . . . . . . . . . .    8
                       Consolidated Fixed Charge
                         Coverage Ratio   . . . . . . . . . . .    8
                       Consolidated Fixed Charges   . . . . . .   10
                       Consolidated Income Tax
                         Expense  . . . . . . . . . . . . . . .   10
                       Consolidated Interest Expense  . . . . .   10






- - -----------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

                                                               PAGE
                                                               ----
                       Consolidated Net Income  . . . . . . .   11
                       Consolidated Net Worth   . . . . . . .   11
                       Consolidated Non-cash Charges  . . . .   12
                       Corporate Trust Office   . . . . . . .   12
                       corporation  . . . . . . . . . . . . .   12
                       covenant defeasance  . . . . . . . . .   12
                       Default  . . . . . . . . . . . . . . .   12
                       Defaulted Interest   . . . . . . . . .   12
                       defeasance   . . . . . . . . . . . . .   12
                       Designated Senior
                         Indebtedness   . . . . . . . . . . .   12
                       Employee Liabilities   . . . . . . . .   13
                       Event of Default   . . . . . . . . . .   13
                       Excess Proceeds  . . . . . . . . . . .   13
                       Exchange Act   . . . . . . . . . . . .   13
                       Existing Receivables Financing   . . .   13
                       Federal Bankruptcy Code  . . . . . . .   13
                       GAAP   . . . . . . . . . . . . . . . .   13
                       Guarantee  . . . . . . . . . . . . . .   13
                       guarantee  . . . . . . . . . . . . . .   13
                       Guarantor  . . . . . . . . . . . . . .   14
                       Guarantor Senior Indebtedness  . . . .   14
                       Guarantor Senior Subordinated Note
                         Obligations  . . . . . . . . . . . .   15
                       Holder   . . . . . . . . . . . . . . .   15
                       Incremental Receivables Financing  . .   15
                       Indebtedness   . . . . . . . . . . . .   15
                       Indenture  . . . . . . . . . . . . . .   17
                       Interest Payment Date  . . . . . . . .   17
                       Interest Rate Protection
                         Obligations  . . . . . . . . . . . .   17
                       Investment   . . . . . . . . . . . . .   17
                       Issue Date   . . . . . . . . . . . . .   18
                       Lien   . . . . . . . . . . . . . . . .   18
                       Maturity   . . . . . . . . . . . . . .   18
                       Moody's  . . . . . . . . . . . . . . .   18
                       Net Cash Proceeds  . . . . . . . . . .   18
                       Non-payment Default  . . . . . . . . .   19
                       Officers' Certificate  . . . . . . . .   19
                       Opinion of Counsel   . . . . . . . . .   20
                       Outstanding  . . . . . . . . . . . . .   20
                       Paying Agent   . . . . . . . . . . . .   21
                       Payment Blockage Period  . . . . . . .   21
                       Payment Default  . . . . . . . . . . .   21

                                                              PAGE
                                                              ----
                       Pari Passu Indebtedness  . . . . . .    21
                       Pari Passu Offer   . . . . . . . . .    21
                       Permitted Indebtedness   . . . . . .    21
                       Permitted Investment   . . . . . . .    26
                       person   . . . . . . . . . . . . . .    27
                       Predecessor Security   . . . . . . .    27
                       Preferred Stock  . . . . . . . . . .    27
                       Public Equity Offering   . . . . . .    27
                       Redeemable Capital Stock   . . . . .    27
                       Redemption Date  . . . . . . . . . .    28
                       Redemption Price   . . . . . . . . .    28
                       Registration Statement   . . . . . .    28
                       Regular Record Date  . . . . . . . .    28
                       Responsible Officer  . . . . . . . .    28
                       Restricted Payment   . . . . . . . .    29
                       Restricted Subsidiary  . . . . . . .    29
                       SPT  . . . . . . . . . . . . . . . .    29
                       SPX Credit Lease Financings  . . . .    29
                       S&P  . . . . . . . . . . . . . . . .    29
                       Securities Act   . . . . . . . . . .    29
                       Security and Securities  . . . . . .    29
                       Security Register and Security
                       Registrar. . . . . . . . . . . . . .    29
                       Senior Indebtedness  . . . . . . . .    29
                       Significant Subsidiary   . . . . . .    30
                       Special Record Date  . . . . . . . .    31
                       Stated Maturity  . . . . . . . . . .    31
                       Subordinated Indebtedness  . . . . .    31
                       Subsidiary   . . . . . . . . . . . .    31
                       Surviving Entity   . . . . . . . . .    31
                       Treasury Rate  . . . . . . . . . . .    32
                       Trust Indenture Act or TIA   . . . .    32
                       Trustee  . . . . . . . . . . . . . .    32
                       Unrestricted Subsidiary  . . . . . .    32
                       Voting Stock   . . . . . . . . . . .    33
                       Wholly Owned Restricted
                         Subsidiary   . . . . . . . . . . .    33
SECTION 102.  Compliance Certificates and
                         Opinions   . . . . . . . . . . . .    34
SECTION 103.  Form of Documents Delivered
                         to Trustee   . . . . . . . . . . .    35
SECTION 104.  Acts of Holders . . . . . . . . . . . . . . .    35
SECTION 105.  Notices, etc., to Trustee and
                         Company  . . . . . . . . . . . . .    37
SECTION 106.  Notice to Holders; Waiver . . . . . . . . . .    38

                                                              PAGE
                                                              ----
SECTION 107.  Effect of Headings and Table of
                         Contents   . . . . . . . . . . . .    38
SECTION 108.  Conflict of Any Provision of
                         Indenture with Trust Indenture
                           Act  . . . . . . . . . . . . . .    38
SECTION 109.  Successors and Assigns  . . . . . . . . . . .    39
SECTION 110.  Separability Clause . . . . . . . . . . . . .    39
SECTION 111.  Benefits of Indenture . . . . . . . . . . . .    39
SECTION 112.  Governing Law . . . . . . . . . . . . . . . .    39
SECTION 113.  Legal Holidays  . . . . . . . . . . . . . . .    39


                                  ARTICLE TWO

                                SECURITY FORMS

SECTION 201.  Forms Generally . . . . . . . . . . . . . . .    40
SECTION 202.  Form of Face of Security  . . . . . . . . . .    40
SECTION 203.  Form of Reverse of Security . . . . . . . . .    42
SECTION 204.  Form of Trustee's Certificate of
                       Authentication . . . . . . . . . . .    47


                                 ARTICLE THREE

                                THE SECURITIES

SECTION 301.  Title and Terms . . . . . . . . . . . . . . .    47
SECTION 302.  Denominations . . . . . . . . . . . . . . . .    48
SECTION 303.  Execution, Authentication,
                         Delivery and Dating  . . . . . . .    48
SECTION 304.  Temporary Securities  . . . . . . . . . . . .    50
SECTION 305.  Registration, Registration of
                           Transfer and Exchange  . . . . .    51
SECTION 306.  Mutilated, Destroyed, Lost and
                       Stolen Securities  . . . . . . . . .    52
Section 307.  Payment of Interest; Interest
                           Rights Preserved . . . . . . . .    53
Section 308.  Persons Deemed Owners . . . . . . . . . . . .    55
Section 309.  Cancellation  . . . . . . . . . . . . . . . .    55
Section 310.  Computation of Interest . . . . . . . . . . .    56
Section 311.  CUSIP Numbers . . . . . . . . . . . . . . . .    56

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

                                                             PAGE
                                                             ----
SECTION 401.  Satisfaction and Discharge of
                         Indenture  . . . . . . . . . . . .    56
SECTION 402.  Application of Trust Money  . . . . . . . . .    58


                                 ARTICLE FIVE

                                   REMEDIES

SECTION 501.  Events of Default . . . . . . . . . . . . . . .  58
SECTION 502.  Acceleration of Maturity;
                         Rescission and Annulment   . . . . .  62
SECTION 503.  Collection of Indebtedness and
                         Suits for Enforcement by
                         Trustee  . . . . . . . . . . . . . .  63
SECTION 504.  Trustee May File Proofs of Claim  . . . . . . .  64
SECTION 505.  Trustee May Enforce Claims
                         without Possession of
                         Securities . . . . . . . . . . . . .  65
SECTION 506.  Application of Money Collected  . . . . . . . .  66
SECTION 507.  Limitation on Suits . . . . . . . . . . . . . .  66
SECTION 508.  Unconditional Right of Holders
                         to Receive Principal, Premium
                         and Interest . . . . . . . . . . . .  67
SECTION 509.  Restoration of Rights and
                         Remedies   . . . . . . . . . . . . .  67
SECTION 510.  Rights and Remedies Cumulative  . . . . . . . .  68
SECTION 511.  Delay or Omission Not Waiver  . . . . . . . . .  68
SECTION 512.  Control by Holders  . . . . . . . . . . . . . .  68
SECTION 513.  Waiver of Past Defaults . . . . . . . . . . . .  69
SECTION 514.  Undertaking for Costs . . . . . . . . . . . . .  69
SECTION 515.  Waiver of Stay, Extension or
                         Usury Laws   . . . . . . . . . . . .  70


                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.  Notice of Defaults  . . . . . . . . . . . . . .  70

                                                                 PAGE
                                                                 ----
SECTION 602.  Certain Rights of Trustee . . . . . . . . . . . .   71
SECTION 603.  Trustee Not Responsible for
                         Recitals or Issuance of
                         Securities   . . . . . . . . . . . . .   72
SECTION 604.  May Hold Securities . . . . . . . . . . . . . . .   73
SECTION 605.  Money Held in Trust . . . . . . . . . . . . . . .   73
SECTION 606.  Compensation and Reimbursement  . . . . . . . . .   73
SECTION 607.  Conflicting Interests . . . . . . . . . . . . . .   74
SECTION 608.  Corporate Trustee Required;
                         Eligibility  . . . . . . . . . . . . .   74
SECTION 609.  Resignation and Removal;
                         Appointment of Successor   . . . . . .   75
SECTION 610.  Acceptance of Appointment by
                         Successor  . . . . . . . . . . . . . .   77
SECTION 611.  Merger, Conversion, Consolidation
                           or Succession to Business  . . . . .   77


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  Disclosure of Names and Addresses
                       of Holders . . . . . . . . . . . . . . .   78
SECTION 702.  Reports by Trustee  . . . . . . . . . . . . . . .   78
SECTION 703.  Reports by Company  . . . . . . . . . . . . . . .   78


                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, etc.,
                       Only on Certain Terms  . . . . . . . .    79
SECTION 802.  Successor Substituted . . . . . . . . . . . . .    82


                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures without
                         Consent of Holders   . . . . . . . .    83

                                                              PAGE
                                                              ----
SECTION 902.  Supplemental Indentures with
                         Consent of Holders   . . . . . . . .   84
SECTION 903.  Execution of Supplemental
                         Indentures   . . . . . . . . . . . .   85
SECTION 904.  Effect of Supplemental
                         Indentures . . . . . . . . . . . . .   86
SECTION 905.  Conformity with Trust Indenture
                         Act  . . . . . . . . . . . . . . . .   86
SECTION 906.  Reference in Securities to
                         Supplemental Indentures  . . . . . .   86
SECTION 907.  Notice of Supplemental
                         Indentures . . . . . . . . . . . . .   86


                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001. Payment of Principal, Premium,
                         If Any, and Interest   . . . . . . .    87
SECTION 1002. Maintenance of Office or Agency . . . . . . . .    87
SECTION 1003. Money for Security Payments
                         to Be Held in Trust  . . . . . . . .    88
SECTION 1004. Corporate Existence . . . . . . . . . . . . . .    90
SECTION 1005. Payment of Taxes and Other Claims . . . . . . .    90
SECTION 1006. Maintenance of Properties . . . . . . . . . . .    90
SECTION 1007. Insurance . . . . . . . . . . . . . . . . . . .    91
SECTION 1008. Compliance Certificate  . . . . . . . . . . . .    91
SECTION 1009. Notice of Default . . . . . . . . . . . . . . .    91
SECTION 1010. Limitation on Indebtedness  . . . . . . . . . .    92
SECTION 1011. Limitation on Restricted
                         Payments   . . . . . . . . . . . . .    92
SECTION 1012. Limitation on Liens.  . . . . . . . . . . . . .    96
SECTION 1013. Purchase of Securities upon
                         Change of Control  . . . . . . . . .    96
SECTION 1014. Disposition of Proceeds of Asset
                         Sales  . . . . . . . . . . . . . . .   100
SECTION 1015. Limitation on Issuance and
                         Sale of Capital Stock by
                         Restricted Subsidiaries  . . . . . .   105
SECTION 1016. Limitation on Transactions with
                         Affiliates . . . . . . . . . . . . .   106

                                                               PAGE
                                                               ----
SECTION 1017. Limitation on Dividend and
                           Other Payment Restrictions
                         Affecting Restricted
                         Subsidiaries   . . . . . . . . . . .   107
SECTION 1018. Limitation on Guarantees by
                           Restricted Subsidiaries  . . . . .   107
SECTION 1019. Restriction on Transfer of Assets . . . . . . .   109
SECTION 1020. Limitation on Certain Other
                           Subordinated Indebtedness  . . . .   109
SECTION 1021. Waiver of Certain Covenants . . . . . . . . . .   110


                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

SECTION 1101. Right of Redemption . . . . . . . . . . . . . . .  110
SECTION 1102. Applicability of Article  . . . . . . . . . . . .  111
SECTION 1103. Election to Redeem; Notice to
                         Trustee  . . . . . . . . . . . . . . .  111
SECTION 1104. Selection by Trustee of
                         Securities to Be Redeemed  . . . . . .  111
SECTION 1105. Notice of Redemption  . . . . . . . . . . . . . .  112
SECTION 1106. Deposit of Redemption Price . . . . . . . . . . .  113
SECTION 1107. Securities Payable on Redemption
                         Date   . . . . . . . . . . . . . . . .  113
SECTION 1108. Securities Redeemed in Part . . . . . . . . . . .  113


                                ARTICLE TWELVE

                      DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1201. Company's Option to Effect
                         Defeasance or Covenant Defeasance  . .  114
SECTION 1202. Defeasance and Discharge  . . . . . . . . . . . .  114
SECTION 1203. Covenant Defeasance . . . . . . . . . . . . . . .  115
SECTION 1204. Conditions to Defeasance or
                         Covenant Defeasance  . . . . . . . . .  116
SECTION 1205. Deposited Money and U.S.
                         Government Obligations to Be
                         Held in Trust; Other Miscellaneous
                         Provisions   . . . . . . . . . . . . .  119
SECTION 1206. Reinstatement . . . . . . . . . . . . . . . . . .  120

                               ARTICLE THIRTEEN

                          SUBORDINATION OF SECURITIES

                                                                PAGE
                                                                ----
SECTION 1301. Securities Subordinate to
                         Senior Indebtedness  . . . . . . . . .  121
SECTION 1302. Payment Over of Proceeds upon
                         Dissolution, etc.  . . . . . . . . . .  121
SECTION 1303. Suspension of Payment When Senior
                         Indebtedness in Default  . . . . . . .  123
SECTION 1304. Payment Permitted If No Default . . . . . . . . .  125
SECTION 1305. Subrogation to Rights of Holders of
                         Senior Indebtedness  . . . . . . . . .  126
SECTION 1306. Provisions Solely to Define
                         Relative Rights  . . . . . . . . . . .  126
SECTION 1307. Trustee to Effectuate
                         Subordination  . . . . . . . . . . . .  127
SECTION 1308. No Waiver of Subordination
                         Provisions . . . . . . . . . . . . . .  127
SECTION 1309. Notice to Trustee . . . . . . . . . . . . . . . .  128
SECTION 1310. Reliance on Judicial Order or
                         Certificate of Liquidating
                         Agent  . . . . . . . . . . . . . . . .  129
SECTION 1311. Rights of Trustee as a Holder of
                         Senior Indebtedness;
                         Preservation of Trustee's Rights . . .  129
SECTION 1312. Article Applicable to Paying
                         Agents . . . . . . . . . . . . . . . .  130
SECTION 1313. No Suspension of Remedies . . . . . . . . . . . .  130
SECTION 1314. Trust Moneys Not Subordinated . . . . . . . . . .  130
SECTION 1315. Proof of Claim  . . . . . . . . . . . . . . . . .  130
SECTION 1316. Trustee Not Fiduciary for Holders
                         of Senior Indebtedness . . . . . . . .  131
TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . . .  132

SIGNATURES AND SEALS  . . . . . . . . . . . . . . . . . . . . .  132

EXHIBIT A (Article Fourteen)  . . . . . . . . . . . . . . . . .  A-1

                               ARTICLE FOURTEEN

                            GUARANTEE OF SECURITIES

                                                                PAGE
                                                                ----
SECTION 1401. Guarantee . . . . . . . . . . . . . . . . . . . .  A-1
SECTION 1402. Execution and Delivery of Guarantee . . . . . . .  A-3
SECTION 1403. Additional Guarantors . . . . . . . . . . . . . .  A-3
SECTION 1404. Guarantee Obligations
                         Subordinated to Guarantor
                         Senior Indebtedness  . . . . . . . . .  A-4
SECTION 1405. Payment Over of Proceeds upon
                         Dissolution, etc., of a Guarantor  . .  A-5
SECTION 1406. Suspension of Guarantee Obligations
                         When Senior Indebtedness in
                         Default  . . . . . . . . . . . . . . .  A-6
SECTION 1407. Release of a Guarantor  . . . . . . . . . . . . .  A-8
SECTION 1408. Waiver of Subrogation . . . . . . . . . . . . . .  A-9
SECTION 1409. Subrogation to Rights of Holders of
                         Guarantor Senior Indebtedness  . . . .  A-10
SECTION 1410. Guarantor Provisions Solely to
                         Define Relative Rights   . . . . . . .  A-10
SECTION 1411. Trustee to Effectuate
                         Subordination of Guarantee
                         Obligations  . . . . . . . . . . . . .  A-11
SECTION 1412. No Waiver of Guarantee
                         Subordination Provisions   . . . . . .  A-11
SECTION 1413. Guarantors to Give Notice to
                         Trustee  . . . . . . . . . . . . . . .  A-12
SECTION 1414. Reliance on Judicial Order or
                         Certificate of Liquidating Agent
                         Regarding Dissolution, etc., of
                         Guarantors   . . . . . . . . . . . . .  A-13
SECTION 1415. Rights of Trustee as a Holder of
                         Guarantor Senior Indebtedness;
                         Preservation of Trustee's
                         Rights . . . . . . . . . . . . . . . .  A-14
SECTION 1416. Article Applicable to Paying
                         Agents   . . . . . . . . . . . . . . .  A-14
SECTION 1417. No Suspension of Remedies . . . . . . . . . . . .  A-15
SECTION 1418. Proof of Claim  . . . . . . . . . . . . . . . . .  A-15
SECTION 1419. Trustee Not Fiduciary for Holders
                         of Guarantor Senior Indebtedness . . .  A-15

EXHIBIT B        (Senior Subordinated Guarantee)  . . . . . . .  B-1

                 INDENTURE, dated as of  May    , 1994, between SPX
CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 700 Terrace Point Drive, Muskegon, Michigan 49443, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

                 The Company has duly authorized the creation of an issue of % Senior Subordinated Notes due 2002 (herein called the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                 This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                 All acts and things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid, binding and legal obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

                 NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                 For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                 SECTION 101.    Definitions.

                 For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                                    (a)     the terms defined in this Article
         have the meanings assigned to them in this Article and include the plural as well as the singular;

                                    (b)     all other terms used herein which
         are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                                    (c)     all accounting terms not otherwise
         defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States on the Issue Date; and

                                    (d)     the words "herein," "hereof" and
         "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                 Certain terms, used principally in Article Ten, are defined in that Article.

                 "Acquired Indebtedness" means Indebtedness of a person (a) assumed in connection with an Asset Acquisition from such person or (b) existing at the time such person becomes a Restricted Subsidiary of any other person, other than Indebtedness incurred in connection with, or in contemplation of, such person becoming a Restricted Subsidiary or such acquisition, as the case may be.

                 "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

                 "Applicable Premium" means, with respect to a Security, the greater of (i) 1.0% of the then outstanding principal amount of such Security and (ii) the excess of (A) the present value of the required interest and principal payments due on such Security, computed using a discount rate equal
to the Treasury Rate plus    basis points, over (B) the then outstanding
principal amount of such Security; provided, however, that in no event will the Applicable Premium exceed the amount of the applicable redemption price upon an
optional redemption less 100%, at any time on or after           , 1998.

                 "Asset Acquisition" means (a) an Investment by the Company or any Subsidiary of the Company in any other person pursuant to which such person shall become a Restricted Subsidiary of the Company, or shall be merged with or into the Company or any Restricted Subsidiary of the Company, or (b) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any person which constitute all or substantially all of the assets of such person or any division or line of business of such person.

                 "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger or consolidation) to any person other than the Company or a Wholly Owned Restricted Subsidiary of the Company (which is subject to Section 1019), in one or a series of related transactions, of: (a) any Capital Stock of any Restricted Subsidiary of the Company, (b) all or substantially all of the properties and assets of any division or line of business of the Company or any Restricted Subsidiary of the Company or (c) any other properties or assets of the Company or a Restricted Subsidiary (including proprietary brand names, whether registered or otherwise) other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include (i) any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets that is governed by the provisions of Article Eight, (ii) sales of assets consisting of obsolete equipment or assets that in the Company's reasonable judgment are either (x) no longer used or (y) no longer useful in the business of the Company or its Restricted Subsidiaries, (iii) any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets, whether in one transaction or a series of related transactions, involving assets with a fair market value determined by the Company to be not in excess of $500,000, or (iv) any sales or financings of accounts or lease receivables pursuant to clause (12), (13) or
(14) of the definition of "Permitted Indebtedness."

                 "Asset Sale Offer" has the meaning set forth in Section 1014.

                 "Average Life to Stated Maturity" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing (a) the sum of the products of (i) the number of years from such date to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness multiplied by (ii) the amount of each such principal payment by (b) the sum of all such principal payments.

                 "Bank Credit Agreement" means (a) the Credit Agreement dated as of March 24, 1994 among the Company, the Banks and The First National Bank of Chicago, as agent for the Banks, as in effect on the Issue Date and as such agreement may be amended, restated, supplemented or otherwise modified from time to time, and (b) any credit agreement, loan agreement, note purchase agreement, indenture or other agreement, document or instrument refinancing, refunding or otherwise replacing such Agreement or any other agreement deemed a Bank Credit Agreement under clause (a) or (b) hereof.

                 "Banks" means the lenders from time to time who are parties to the Bank Credit Agreement.

                 "Board of Directors" of any person means the board of directors of such person or any duly authorized committee of such board.

                 "Board Resolution" of any person means a copy of a resolution certified by the Secretary or an Assistant Secretary of such person to have been duly adopted by the Board of Directors of such person and to be in full force and effect on the date of such certification and delivered to the Trustee.

                 "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

                 "Capital Stock" means, with respect to any person, any and all shares, interests, participations, rights in or other equivalents or interests in (however designated) such person's capital stock or other equity interests or participation, including general and limited partnership interests, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

                 "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP; and, for the purpose of the Indenture, the amount of such obligation at any date shall be the capitalized amount thereof on the balance sheet at such date, determined in accordance with GAAP consistently applied.

                 "Cash Equivalents" means, at any time: (i) any evidence of Indebtedness with a maturity of 180 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit, time deposits and bankers' acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of 90 days or less issued by a corporation that is not an Affiliate of the Company or a Subsidiary of the Company organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P or at least P-1 by Moody's or at least an equivalent rating category of another nationally recognized securities rating agency; and (iv) any money market or other deposit accounts issued or offered by any domestic institution in the business of accepting money market accounts or any commercial banking institution described in clause (ii) above.

                 "Change of Control" means an event as a result of which: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board or whose nomination for election by the shareholders of the Company was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office; (c) the Company consolidates with, or merges with or into, any person or conveys, transfers or leases all or substantially all of its assets to any person, or any corporation consolidates with or merges into or with the Company in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Company is not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company) or where (i) the outstanding Voting Stock of the Company is changed into or exchanged for (1) Voting Stock of the surviving corporation which is not Redeemable Capital Stock or (2) cash, securities and other property (other than Capital Stock of the surviving corporation) in an amount which could be paid by the Company as a Restricted Payment under this Indenture (and such amount shall be treated as a Restricted Payment subject to Section 1011) and (ii) no "person" or "group" owns immediately after such transaction, directly or indirectly, more than 50% of the total outstanding Voting Stock of the surviving corporation; or
(d) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions of Article Eight.

                 "Change of Control Offer" has the meaning set forth in Section 1013.

                 "Change of Control Purchase Date" has the meaning set forth in
Section 1013.

                 "Change of Control Purchase Price" has the meaning set forth in Section 1013.

                 "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                 "Common Stock" means, with respect to any person, any and all shares, interests or other participation in, and other equivalents (however designated and whether voting or nonvoting) of, such person's common stock, whether outstanding at the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

                 "Company" means the person named as the "Company" in the first paragraph of this Indenture, until a successor person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor person.

                 "Company Request" or "Company Order" means a written request or order signed in the name of the Company (i) by its Chairman, its President or any Vice President and (ii) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee; provided, however, that such written request or order may be signed by any two of the officers and directors listed in clause (i) above in lieu of being signed by one of such officers and directors listed in such clause (i) and one of the officers listed in clause (ii) above.

                 "Consolidated EBITDA" means, with respect to any person for any period, (i) the sum of, without duplication, the amount for such period, taken as a single accounting period, of (a) Consolidated Net Income, (b) Consolidated Non-cash Charges, (c) Consolidated Interest Expense, (d) Consolidated Income Tax Expense and (e) any increase in the Employee Liabilities of such person and its Restricted Subsidiaries for such period less any decrease in the Employee Liabilities of such period, which have been deducted to arrive at Consolidated Net Income less (ii) non-cash items increasing Consolidated Net Income (other than in the ordinary course of business); provided, however, that if, during such period, such person or any of its Restricted Subsidiaries shall have consummated any Asset Sale or Asset Acquisition, Consolidated EBITDA for such person and its Restricted Subsidiaries for such period shall be adjusted (in the manner set forth in the definition of the term "Consolidated Fixed Charge Coverage Ratio") to give pro forma effect to the Consolidated EBITDA directly attributable to the assets which are the subject of such Asset Sales or Asset Acquisitions during such period.

                 "Consolidated Fixed Charge Coverage Ratio" means, with respect to any person, the ratio of the aggregate amount of Consolidated EBITDA of such person for the four full fiscal quarters for which financial information in respect thereof is available immediately preceding the date of the transaction (the "Transaction Date") giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (such four full fiscal quarter period being referred to herein as the "Four Quarter Period") to the aggregate amount of Consolidated Fixed Charges of such person for the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to, without duplication, (a) the incurrence of any Indebtedness of such person or any of its Restricted Subsidiaries during the period commencing on the first day of the Four Quarter Period to and including the Transaction Date (the "Reference Period"), including, without limitation, the incurrence of the Indebtedness giving rise to the need to make such calculation, as if such incurrence occurred on the first day of the Reference Period, and (b) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such person or one of its Restricted Subsidiaries (including any person who becomes a Subsidiary as a result of the Asset Acquisi- tion) incurring, assuming or otherwise being liable for Acquired Indebtedness) occurring during the Reference Period, as if such Asset Sale or Asset Acquisition occurred on the first day of the Reference Period. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio," (i) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date, (ii) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Reference Period and (iii) notwithstanding clauses (i) and (ii) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Rate Protection Obligations, shall be deemed to have accrued at the rate per annum resulting after giving effect to the operation of such agreements. In calculating the Consolidated Fixed Charge Coverage Ratio, and giving pro forma effect to any incurrence of Indebtedness during a Reference Period, pro forma effect shall be given to the use of proceeds thereof to permanently repay or retire Indebtedness. If such person or any of its Restricted Subsidiaries directly or indirectly guaranteed Indebtedness of a third person, the above clauses shall give effect to the incurrence of such guaranteed Indebtedness as if such person or such Restricted Subsidiary had directly incurred or otherwise assumed such guaranteed Indebtedness.

                 "Consolidated Fixed Charges" means, with respect to any person for any period, the sum of, without duplication, the amounts for such period of
(i) Consolidated Interest Expense and (ii) the aggregate amount of dividends and other distributions (A) paid or accrued during such period in respect of Redeemable Capital Stock and (B) paid during such period in respect of Preferred Stock (other than Preferred Stock which is Redeemable Capital Stock) of such person and its Restricted Subsidiaries on a consolidated basis; provided, however, that if, during such period, such person or any of its Restricted Subsidiaries shall have made any Asset Sales or Asset Acquisitions, Consolidated Fixed Charges for such person and its Restricted Subsidiaries for such period shall be adjusted (in the manner set forth in the definition of the term "Consolidated Fixed Charge Coverage Ratio") to give pro forma effect to the Consolidated Fixed Charges directly attributable to the assets which are the subject of such Asset Sales or Asset Acquisitions during such period.

                 "Consolidated Income Tax Expense" means, with respect to any person for any period, the provision for federal, state, local and foreign income taxes of such person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP consistently applied.

                 "Consolidated Interest Expense" means, with respect to any person for any period, without duplication, the sum of (i) the interest expense of such person and its Restricted Subsidiaries for Indebtedness for such period as determined on a consolidated basis in accordance with GAAP consistently applied, including, without limitation, (a) any amortization of debt discount,
(b) the net cost under Interest Rate Protection Obligations (including any amortization of discounts), (c) the interest portion of any deferred payment obligation which in accordance with GAAP is required to be reflected on an income statement, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (e) all accrued interest and (f) that portion of rental expense estimated to be representative of the interest factor and (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP consistently applied.

                 "Consolidated Net Income" means, with respect to any person, for any period, the consolidated net income (or loss) of such person and its Restricted Subsidiaries for such period as determined in accordance with GAAP consistently applied adjusted, to the extent included in calculating such net income, by excluding, without duplication, (i) all extraordinary gains or losses (net of fees and expenses relating to the transaction giving rise thereto) and the non-recurring cumulative effect of accounting changes, (ii) the portion of net income (or loss) of such person and its Restricted Subsidiaries allocable to minority interests in unconsolidated persons to the extent that cash dividends or distributions have not actually been received by such person or one of its Restricted Subsidiaries, (iii) net income (or loss) of any person combined with such person or one of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) gains or losses in respect of any Asset Sales by such person or one of its Restricted Subsidiaries (net of fees and expenses relating to the transaction giving rise thereto), on an after-tax basis, (v) the net income of any Restricted Subsidiary of such person to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its stockholders, (vi) gains or losses realized upon the termination of any employee pension benefit plan, on an after-tax basis and (vii) a non-recurring charge relating to the write off of goodwill of the Company's Automotive Diagnostics division, recorded on the Company's consolidated balance sheet in accordance with GAAP, in an aggregate amount not to exceed $75,000,000.

                 "Consolidated Net Worth" means, with respect to any person at any date, the consolidated stockholders' equity of such person less the amount, if any, of such stockholders' equity attributable to Redeemable Capital Stock or treasury stock of such person and its Restricted Subsidiaries, as determined in accordance with GAAP consistently applied.

                 "Consolidated Non-cash Charges" means, with respect to any person for any period, the aggregate depreciation, amortization and other non-cash expenses (including, without limitation, non-cash reserves and non-cash charges) of such person and its Restricted Subsidiaries reducing Consolidated Net Income of such person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied (but only to the extent such non-cash reserves, expenses and charges did not require an accrual of a reserve for cash disbursements for any future periods).

                 "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21W, New York, New York 10286; Attention:
Corporate Trust Trustee Administration.

                 "corporation" includes corporations, associations, partnerships, companies and business trusts.

                 "covenant defeasance" has the meaning set forth in Section
1203.

                 "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                 "Defaulted Interest" has the meaning specified in Section 307.

                 "defeasance" has the meaning specified in Section 1202.

                 "Designated Senior Indebtedness" means (i) all Senior Indebtedness under the Bank Credit Agreement and (ii) any other Senior Indebtedness which, at the time of determination, has an aggregate principal amount outstanding, together with any commitments to lend addition-al amounts, of at least $25,000,000 and is specifically designated by the Company, with the consent of the agent for the Banks under the Bank Credit Agreement, in its sole discretion, if such agreement is then in effect, in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness."

                 "Employee Liabilities" means, with respect to any person, any liability in respect of employee benefits that would be reflected on a consolidated balance sheet of such person and its Restricted Subsidiaries prepared in accordance with GAAP.

                 "Event of Default" has the meaning specified in Section 501.

                 "Excess Proceeds" has the meaning set forth in Section 1014.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and rules and regulations thereunder.

                 "Existing Receivables Financing" means obligations of the Company incurred or issued pursuant to the terms of those certain agreements, dated as of April 30, 1991, between the Company and each of The First National Bank of Chicago and Falcon Asset Securitization Corporation.

                 "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

                 "GAAP" or "generally accepted accounting principles" means generally accepted accounting principles in the United States set forth in the Statements of Financial Accounting Standards and Interpretations, Accounting Principles Board Opinions and AICPA Accounting Research Bulletins which are applicable as of the Issue Date.

                 "Guarantee" has the meaning set forth in Section 1018.

                 "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and
(ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

                 "Guarantor" means the issuer at any time of a Guarantee (so long as such Guarantee remains outstanding).

                 "Guarantor Senior Indebtedness" means the principal of and premium, if any, and interest on any Indebtedness of a Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Guarantee of such Guarantor. Without limiting the generality of the foregoing, "Guarantor Senior Indebtedness" shall also include the principal of and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state or federal bankruptcy law, whether or not such interest is an allowable claim in such proceeding) on, and all other amounts owing by such Guarantor in respect of, (x) the Bank Credit Agreement or any guarantee thereof and (y) all Interest Rate Protection Obligations incurred to satisfy the requirements of the Bank Credit Agreement or any guarantee thereof. Notwithstanding the foregoing, "Guarantor Senior Indebtedness" shall not include (a) Indebtedness evidenced by the Guarantee of such Guarantor, (b) Indebtedness that is expressly subordinate or junior in right of payment to any Guarantor Senior Indebtedness of such Guarantor, (c) Indebtedness which, when incurred and without respect to any election under
Section 1111(b) of the Federal Bankruptcy Code, is by its terms without recourse to such Guarantor, (d) any repurchase, redemption or other obligation in respect of Redeemable Capital Stock of such Guarantor, (e) to the extent it might constitute Indebtedness, amounts owing for goods, materials or services purchased in the ordinary course of business or consisting of trade payables or other current liabilities (other than any current liabilities owing under the Bank Credit Agreement or any guarantee thereof or the current portion of any long-term Indebtedness which would constitute Guarantor Senior Indebtedness but for the operation of this clause (e)), (f) to the extent it might constitute Indebtedness, amounts owed by such Guarantor for compensation to employees or for services rendered to such Guarantor, (g) to the extent it might constitute Indebtedness, any liability for federal, state, local or other taxes owed or owing by such Guarantor, (h) Indebtedness of such Guarantor to a Subsidiary of such Guarantor or any other Affiliate of such Guarantor or any of such Affiliate's Subsidiaries and (i) that portion of any Indebtedness of such Guarantor which at the time of issuance is issued in violation of this Indenture.

                 "Guarantor Senior Subordinated Note Obligations" means, with respect to any Guarantee, any amounts payable pursuant to the terms of such Guarantee or Article Fourteen of this Indenture, including amounts received upon the exercise of right of rescission or other rights of action (including claims for damages) or otherwise, to the extent relating to the purchase price of the Securities or amounts corresponding to such principal, premium, if any, or interest on the Securities.

                 "Holder" means a person in whose name a Security is registered in the Security Register.

                 "Incremental Receivables Financing" means obligations of the Company incurred or issued pursuant to an increase in the Existing Receivables Financing or pursuant to a separate securitized receivables facility incurred or issued on commercially reasonable terms and conditions for similar financing transactions and negotiated on an arm's-length basis from an unaffiliated lender.

                 "Indebtedness" means, with respect to any person, without duplication, (a) all liabilities of such person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such person in connection with any letters of credit, banker's acceptance or other similar credit transaction, (b) all obligations of such person evidenced by bonds, notes, debentures or other similar instruments,
(c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such person, (e) all Indebtedness referred to in the preceding clauses of other persons and all dividends of other persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such person, even though such person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligations being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (f) all guarantees of Indebtedness referred to in this definition by such person, (g) all Redeemable Capital Stock valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends, (h) all obligations under or in respect of currency exchange contracts and Interest Rate Protection Obligations of such person, (i) repurchase obligations or liabilities of such person with respect to accounts or lease receivables or notes receivable sold by such person, (j) obligations incurred under or in connection with the Existing Receivables Financing or any Incremental Receivables Financing, notwithstanding the manner in which such obligations are characterized on a balance sheet of the Company prepared in accordance with GAAP, provided that, for purposes of calculating financial tests hereunder, such obligations shall be included only to the extent such obligations are with recourse to the Company or any of its Restricted Subsidiaries, (k) with respect to SPX Credit Corporation, obligations incurred under or in connection with any SPX Credit Lease Financing, notwithstanding the manner in which such obligations are characterized on a balance sheet of the Company and its Restricted Subsidiaries prepared in accordance with GAAP, provided that, for purposes of calculating financial tests hereunder, such obligations shall be excluded as Indebtedness, and (l) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) through (k) above. For purposes hereof, (x) the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock, and (y) Indebtedness is deemed to be incurred pursuant to a revolving credit facility each time an advance is made thereunder.

                 "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                 "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                 "Interest Rate Protection Obligations" means the obligations of any person pursuant to any arrangement with any other person whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

                 "Investment" means, with respect to any person, any direct or indirect loan or other extension of credit, advance, guarantee or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other person. For the purpose of making any calcula-tions under this Indenture (i) Investment shall include the person's proportionate share of the fair market value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary and shall exclude the person's proportionate share of the fair market value of the net assets of any Unrestricted Subsidiary that is designated a Restricted Subsidiary and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at fair market value at the time of such transfer; provided that, in each case, the fair market value of an asset or property shall be as determined by the Board of Directors of the Company in good faith. For purposes of this Indenture, the change in designation of a Restricted Subsidiary to an Unrestricted Subsidiary shall be an Investment. "Investments" shall exclude extensions of trade credit on commercially reasonable terms consistent with the normal course of business of the Company and the Restricted Subsidiaries.

                 "Issue Date" means the date on which the Securities are originally issued under this Indenture.

                 "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A person shall be deemed to own subject to a Lien any property which such person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

                 "Maturity," when used with respect to any Security, means the date on which the principal of (and premium, if any) and interest on such Security become due and payable as therein or herein provided, whether at Stated Maturity, Change of Control Purchase Date, any payment date for an Asset Sale Offer or Redemption Date and whether by declaration of acceleration, call for redemption or otherwise.

                 "Moody's" means Moody's Investors Service, Inc. and its successors.

                 "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or

Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) net of (i) brokerage commissions and other fees and expenses (including, without limitation, fees and expenses of legal counsel and investment bankers) related to such Asset Sale, (ii) provisions of all taxes payable as a result of such Asset Sale, (iii) amounts required to be paid and which have been paid, or amounts required to be pledged and which are pledged to repay or secure Indebtedness owed to any person (other than the Company or any Restricted Subsidiary of the Company) owning a beneficial interest in the assets subject to the Asset Sale (which, in the case of a Lien, is being pledged to permanently reduce Indebtedness secured by such
Lien) and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company, as the case may be, as a reserve required in accordance with GAAP consistently applied against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary of the Company, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee.

                 "Non-payment Default" means any event (other than a Payment Default) the occurrence of which entitles one or more persons to accelerate the maturity of any Designated Senior Indebtedness.

                 "Officers' Certificate" means a certificate signed by (i) the Chairman, a Vice-chairman, the President, a Vice President or the Treasurer of the Company and (ii) the Secretary or an Assistant Secretary of the Company and delivered to the Trustee; provided, however, that such certificate may be signed by two of the officers and directors listed in clause (i) above in lieu of being signed by one of such officers and directors listed in such clause (i) and one of the officers listed in clause (ii) above.

                 "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee. Each such opinion (i) shall include the statements provided for in TIA Section 314(e) to the extent applicable and (ii) may state that the counsel rendering such opinion have relied upon an Officers' Certificate with respect to factual matters which are set forth in such opinion.

                 "Outstanding," when used with respect to the Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                (ii) Securities, or portions thereof, for whose payment, redemption or purchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, and the Trustee or such Paying Agent is not prohibited from paying such money to the Holders on that date pursuant to the terms of Article Thirteen hereof; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                (iii) Securities, except to the extent provided in Sections 1202 and 1203, with respect to which the Company has effected defeasance as provided in Article Twelve; and

                (iv) Securities paid pursuant to Section 306 and Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent, notice or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                 "Paying Agent" means any person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                 "Payment Blockage Period" has the meaning set forth in Section 1303.

                 "Payment Default" means any default in the payment of principal of (or premium, if any) or interest on Designated Senior Indebtedness beyond any applicable grace period with respect thereto.

                 "Pari Passu Indebtedness" means any Indebtedness of the Company that is pari passu in right of payment to the Securities.

                 "Pari Passu Offer" has the meaning set forth in Section 1013.

                 "Permitted Indebtedness" means

                 (1) Indebtedness of the Company under the Bank Credit Agreement in an aggregate principal amount at any one time outstanding not to exceed $225,000,000;

                 (2) Indebtedness of the Company (including, without limitation, Indebtedness under the Bank Credit Agreement in excess of the $225,000,000 permitted in clause (1) above) that is intended to provide working capital financing or financing for general corporate purposes as long as the incurrence of such Indebtedness would not result in the aggregate outstanding Indebtedness incurred pursuant to this clause (2) being in excess of (i) the sum of (x) 60% of the net aggregate book value of inventory and (y) 85% of the aggregate book value of all accounts and lease receivables (net of bad debt expense) of the Company and its Restricted Subsidiaries on a consolidated basis, at the time such Indebtedness is incurred, as determined in accordance with GAAP minus (ii) $225,000,000;

                 (3) Indebtedness of the Company pursuant to the Securities and Indebtedness of any Subsidiary pursuant to a Guarantee;

                 (4) Indebtedness of the Company outstanding on the date of the Indenture other than Indebtedness pursuant to clauses (1),
             (12), (13) and (14) hereof;

                 (5) Interest Rate Protection Obligations of the Company covering Indebtedness of the Company; provided, however, that (i) any Indebtedness to which any such Interest Rate Protection Obligations relate bears interest at fluctuating interest rates and is otherwise permitted to be incurred under this covenant and
             (ii) the notional amount of any such Interest Rate Obligations does not exceed the principal amount of the Indebtedness to which such Interest Rate Obligations relates and which Indebtedness either is outstanding at the time the Interest Rate Protection Obligation is incurred or such Indebtedness is incurred within 90 days thereafter;

                 (6) Indebtedness of a Wholly Owned Restricted Subsidiary of the Company issued to and held by (x) the Company or (y) another Wholly Owned Restricted Subsidiary of the Company; provided, however, that any Indebtedness of a Guarantor which is a Wholly Owned Restricted Subsidiary owing to a Wholly Owned Restricted Subsidiary which is not a Guarantor shall be subordinated in right of payment from and after such time as the obligations under the Guarantee by such Wholly Owned Restricted Subsidiary shall become due and payable (whether at Stated Maturity, by acceleration or otherwise) to the payment and performance of such Wholly Owned Restricted Subsidiary's obligations under its Guarantee; and provided, further, that (a) any disposition, pledge or transfer of any such Indebtedness to a person (other than the Company or a Wholly Owned Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause; and (b) any transaction pursuant to which a Wholly Owned Restricted Subsidiary, which has Indebtedness owing to the Company or any other Wholly Owned Restricted Subsidiary, ceases to be a Wholly Owned Restricted Subsidiary shall be deemed to be the incurrence of Indebtedness by such Wholly Owned Restricted Subsidiary that is not permitted by this clause;

                 (7) Indebtedness of the Company issued to and held by a Wholly Owned Restricted Subsidiary of the Company which is unsecured and subordinated in right of payment from and after such time as the Securities shall become due and payable (whether at a Stated Maturity, by acceleration or otherwise) to the payment and performance of the Company's obligations under the Indenture and the Securities; provided, however, that any subsequent transfer of such Indebtedness (other than to the Company or a Wholly Owned Restricted Subsidiary) will be deemed, in each case, to constitute the issuance of such Indebtedness by the Company that is not permitted by this clause;

                 (8) Indebtedness of the Company or any Restricted Subsidiary incurred in respect of performance bonds, surety bonds and bankers' acceptances provided in the ordinary course of business;

                 (9) Indebtedness of the Company or any Restricted Subsidiary representing Capitalized Lease Obligations or incurred in connection with the acquisition of fixed assets useful and intended to be used in carrying on the business of the Company or any such Restricted Subsidiary so long as the aggregate amount outstanding of such Indebtedness incurred pursuant to this clause would not at any time exceed $10,000,000;

                 (10) Indebtedness of the Company or any Restricted Subsidiary arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within five business days of incurrence;

                 (11) Indebtedness of the Company or any Restricted Subsidiary consisting of guarantees, indemnities or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets permitted under the Indenture;

                 (12) Indebtedness of the Company pursuant to the Existing Receivables Financing;

                 (13) Indebtedness of the Company pursuant to an Incremental Receivables Financing, so long as (i) at the time such Indebtedness is incurred and after giving effect thereto, no Default or Event of Default has occurred and is continuing, and
             (ii) the aggregate amount of such Indebtedness permitted under this clause (13) shall not exceed at any one time outstanding an amount equal to (x) $50,000,000 minus (y) the aggregate amount outstanding under the Existing Receivables Financing minus (z) the aggregate amount outstanding of any Indebtedness consisting of an SPX Credit Lease Financing incurred pursuant to clause (14) below;

                 (14) Indebtedness of SPX Credit Corporation pursuant to an SPX Credit Lease Financing, so long as (i) at the time such Indebtedness is incurred and after giving effect thereto, no Default or Event of Default has occurred and is continuing, and
             (ii) the aggregate amount of such Indebtedness permitted under this clause (14) shall not exceed at any one time outstanding an amount equal to (x) $50,000,000 minus (y) the aggregate amount outstanding under the Existing Receivables Financing minus (z) the aggregate amount outstanding of any Indebtedness consist-ing of an Incremental Receivables Financing pursuant to clause (13) above;

                 (15) (i) Indebtedness of the Company, the proceeds of which are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of the Company (including all or a portion of the Securities) or any of its Restricted Subsidiaries and (ii) Indebtedness of any Restricted Subsidiary of the Company the proceeds of which are used solely to refinance (whether by amendment, renewal, extension or refunding) Indebtedness of such Restricted Subsidiary, in each case outstanding on the Issue Date and other than the Indebtedness to be refinanced, redeemed or retired from the proceeds of the offering of the Securities; provided, however, that (A) the principal amount of Indebtedness incurred pursuant to this clause
             (15) (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness) shall not exceed the sum of the principal amount of Indebtedness so refinanced (or, if the Indebtedness so refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness plus any accretion value attributable thereto since the original issuance of such Indebtedness) plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of such Indebtedness or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated purchase, plus the amount of expenses in connection therewith and (B) in the case of any refinancing of Indebtedness that is not Senior Indebtedness, (1) such new Indebtedness is made subordinate to the Securities in the same manner and at least to the same extent as the Indebtedness being refinanced and (2) such new Indebtedness has an Average Life to Stated Maturity and final Stated Maturity of principal that equals or exceeds the Average Life to Stated Maturity and final Stated Maturity of principal, respectively, of the Indebtedness being refinanced;

                 (16) Indebtedness of the Company (including, without limitation, Indebtedness under the Bank Credit Agreement in excess of the amount permitted by clauses (1) and (2) above) in addition to that described in clauses (1) through (15) above not to exceed $25,000,000 outstanding at any time in the aggregate; or

                 (17) Indebtedness of any Restricted Subsidiary of the Company pursuant to a guarantee of the obligations of the Company under the Bank Credit Agreement.

                 Any accounts or lease receivables used for the purposes of computing the amount of available Indebtedness under clause (2) above shall not be used or pledged in connection with the incurrence of Indebtedness under clauses (12), (13) and (14) above and vice versa.

                 "Permitted Investment" means any of the following: (i) Investments by the Company or any Wholly Owned Restricted Subsidiary of the Company in another person, if as a result of such Investment such other person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to the Company or such Wholly Owned Restricted Subsidiary; (ii) Investments in short-term obligations of, or fully guaranteed by, the United States of America; (iii) Investments in commercial paper rated "P-1" or better by Moody's or "A-1" or better by S&P; (iv) Investments in certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; (v) Investments in any mutual fund organized under the Investment Company Act of 1940 or money market fund organized under the laws of the United States of America or any state thereof which invests only in instruments described in clause (ii), (iii) or (iv) above or (vii) below; (vi) Investments representing Capital Stock or obligations issued to the Company or any of its Restricted Subsidiaries in settlement of claims against any other person by reason of a composition or readjustment of debt or a reorganization of any debtor of the Company or of such Restricted Subsidiary; (vii) Investments in Cash Equivalents; (viii) loans and advances to employees and officers of the Company and its Restricted Subsidiaries made in compliance with clause (ii) of the second sentence under Section 1016;
(ix) Investments by the Company or a Wholly Owned Restricted Subsidiary in the Capital Stock of a Wholly Owned Restricted Subsidiary; (x) Investments in any of the Securities; (xi) receivables owing to the Company or any Restricted Subsidiary created in the ordinary course of business; and (xii) Investments in any person in addition to that described in clauses (i) through
(xi) above not to exceed $10,000,000 in the aggregate at any time outstanding.

                 "person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                 "Preferred Stock" means, with respect to any person, any and all shares, interests, participation or other equivalents (however designated) of such person's preferred or preference stock whether now outstanding or issued after the Issue Date, and including, without limitation, all classes and series of preferred or preference stock of such person.

                 "Public Equity Offering" means an underwritten public offering of Capital Stock of the Company pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-8 or any successor form thereto or otherwise relating to equity securities issuable under any employee benefit plan of such corporate entity); provided that the gross proceeds to the Company therefrom are at least $50,000,000.

                 "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to any Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to any Stated Maturity of the Securities or, at the option of the holder thereof, is convertible into or exchangeable for debt securities at any time prior to any Stated Maturity of the Securities.

                 "Redemption Date," when used with respect to any Securities to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                 "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                 "Registration Statement" means the Registration Statement on Form S-3 of the Company, No. 33-52833, filed with the Commission on March 28, 1994, as amended at the time such Registration Statement was declared effective by the Commission under the Securities Act.

                 "Regular Record Date" for the interest payable on any Interest
Payment Date means the         or         (whether or not a Business Day), as
the case may be, next preceding such Interest Payment Date.

                 "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers or assigned by the Trustee to administer corporate trust matters at its Corporate Trust Office, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                 "Restricted Payment" has the meaning set forth under Section 1011.

                 "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                 "SPT" has the meaning set forth under Section 1011.

                 "SPX Credit Lease Financings" means secured or unsecured obligations of SPX Credit Corporation which are in the nature of sales or pledges of undivided interests in a pool of leases of SPX Credit Corporation (including any such leases which have been transferred to SPX Credit Corporation by the Company or any of its other Subsidiaries in the ordinary course of business consistent with past practices) and which are (a) non-recourse to the Company and its other Subsidiaries, (b) otherwise incurred on commercially reasonable terms and conditions for similar financing transactions and negotiated on an arm's-length basis from an unaffiliated lender and (c) permitted under clause (14) of the definition of Permitted Indebtedness.

                 "S&P" means Standard & Poor's Corporation and its successors.

                 "Securities Act" means the Securities Act of 1933, as amended, from time to time, and rules and regulations thereunder.

                 "Security" and "Securities" have the meaning stated in the first recital of this Indenture and more particularly mean any Securities authenticated and delivered under this Indenture.

                 "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                 "Senior Indebtedness" means the principal of, premium, if any, and interest on any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securi-ties. Without limiting the generality of the foregoing, "Senior
Indebtedness" shall also include all obligations of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, under or in respect of the Bank Credit Agreement, whether for principal, interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable in such proceeding), reimbursement of amounts drawn under letters of credit issued or arranged for pursuant thereto, obligations owed to the Banks with respect to Interest Rate Protection Obligations incurred to satisfy the requirements of the Bank Credit Agreement or otherwise and reimbursement of other amounts, guarantees in respect thereof and all charges, fees, expenses and other amounts in respect of the Bank Credit Agreement incurred by the Banks in respect of the Bank Credit Agreement. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (a) Indebtedness evidenced by the Securities, (b) Indebtedness that is expressly subordinate or junior in right of payment to any Indebtedness of the Company, (c) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of the Federal Bankruptcy Code, is by its terms without recourse to the Company, (d) any repurchase, redemption or other obligation in respect of Redeemable Capital Stock, (e) to the extent it might constitute Indebtedness, amounts owing for goods, materials or services purchased in the ordinary course of business or consisting of trade payables or other current liabilities (other than any current liabilities owing under the Bank Credit Agreement or the current portion of any long-term Indebtedness which would constitute Senior Indebtedness but for the operation of this clause (e)), (f) to the extent it might constitute Indebtedness, amounts owed by the Company for compensation to employees or for services rendered to the Company, (g) to the extent it might constitute Indebtedness, any liability for federal, state, local or other taxes owed or owing by the Company, (h) Indebtedness of the Company to a Subsidiary of the Company or any other Affiliate of the Company or any of such Affiliate's Subsidiaries and (i) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture.

                 "Significant Subsidiary" shall have the same meaning as in Rule 1.02(v) of Regulation S-X under the

Securities Act, provided that each Guarantor shall in all events be deemed a Significant Subsidiary.

                 "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                 "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which any principal of such Security or such installment of interest is due and payable and, when used with respect to any other Indebtedness or any installments of interest thereon, means any date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or such installment of interest thereon, is due and payable.

                 "Subordinated Indebtedness" means, with respect to the Company, Indebtedness of the Company which is expressly subordinated in right of payment to the Securities or, with respect to any Guarantor, Indebtedness of such Guarantor which is expressly subordinated in right of payment to the Guarantee of such Guarantor.

                 "Subsidiary" means, with respect to any person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such person, by one or more Subsidiaries of such person or by such person and one or more Subsidiaries of such person and (ii) any other person (other than a corporation), including, without limitation, a joint venture or partnership, in which such person, one or more Subsidiaries of such person or such person and one or more Subsidiaries of such person, directly or indirectly, at the date of determination thereof, has at least a majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other person performing similar functions). For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

                 "Surviving Entity" has the meaning set forth in Section 801.

                 "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) which has become publicly available at least two Business Days prior to the date fixed for redemption of the Securities following a Change of Control (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the then remaining Average Life to Stated Maturity of the Securities; provided, however, that if the Average Life to Stated Maturity of the Securities is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the Average Life to Stated Maturity of the Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                 "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

                 "Trustee" means the person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                 "Unrestricted Subsidiary" means any Subsidiary of the Company designated as such by the Company (a) no portion of the Indebtedness or any other obligation (contingent or otherwise) of which (i) is guaranteed by the Company or any other Subsidiary of the Company, (ii) is recourse to or obligates the Company or any other Subsidiary of the Company in any way or
(iii) subjects any property or asset of the Company or any other Subsidiary of the Company, directly or indirectly, contingently or otherwise, to the satisfaction thereof, (b) which has no Indebtedness or any other obligation that, if in default in any respect (including a nonpayment default), would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity, (c) with which the Company or any other Subsidiary of the Company has no contract, agreement, arrangement, understanding or is subject to an obligation of any kind, whether written or oral, other than a transaction on terms no less favorable to the Company or any other Subsidiary of the Company than those which might be obtained at the time from persons at arm's length who are not Affiliates of the Company and (d) with which neither the Company nor any other Subsidiary of the Company has any obligation (other than by the terms of the Indenture) (i) to subscribe for additional shares of Capital Stock or other equity interest therein or (ii) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results; provided, however, that in no event shall any Guarantor be an Unrestricted Subsidiary. The Company may designate an Unrestricted Subsidiary as a Restricted Subsidiary by written notice to the Trustee under this Indenture; provided, however, that the Company shall not be permitted to designate any Unrestricted Subsidiary as a Restricted Subsidiary unless (A) after giving pro forma effect to such designation, the Company would be permitted to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under this Indenture and (B) any Indebtedness or Liens of such Unrestricted Subsidiary would be permitted to be incurred by a Restricted Subsidiary of the Company under this Indenture. A designation of an Unrestricted Subsidiary as a Restricted Subsidiary may not thereafter be rescinded.

                 "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

                 "Wholly Owned Restricted Subsidiary" means (i) any Restricted Subsidiary of the Company of which 100% of the outstanding Capital Stock is owned by the Company or another Wholly Owned Restricted Subsidiary of the Company and (ii) SPT. For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Restricted Subsidiary.

                 SECTION 102.    Compliance Certificates and Opinions.

                 Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008) shall include:

                 (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                 SECTION 103.    Form of Documents Delivered to Trustee.

                 In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel know, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                 SECTION 104.    Acts of Holders.

                 (a)    Any request, demand, authorization,
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing, and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to TIA Section 315) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                 (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                 (c) The ownership of Securities shall be proved by the Security Register.

                 (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA
Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

                 If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                 (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                 SECTION 105.    Notices, etc., to Trustee and Company.

                 Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to or filed with

                 (1) the Trustee by any Holder, the Banks, the holders of Designated Senior Indebtedness or the Company shall be sufficient for every purpose hereunder if made, given, furnished or delivered in writing to or with the Trustee at its Corporate Trust Office,
             Attention:  Corporate Trust Trustee Administration; or

                 (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered in writing to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, Attention: President, or at any other address furnished in writing to the Trustee by the Company.

                 SECTION 106.    Notice to Holders; Waiver.

                 Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when deposited for mailing to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder, whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                 In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                 SECTION 107.    Effect of Headings and Table of Contents.

                 The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                 SECTION 108. Conflict of Any Provision of Indenture with Trust Indenture Act.

                 If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act Sections, such imposed duties or incorporated provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                 SECTION 109.    Successors and Assigns.

                 All covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.

                 SECTION 110.    Separability Clause.

                 In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 SECTION 111.    Benefits of Indenture.

                 Nothing in this Indenture or in the Securities, express or implied, shall give to any person (other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

                 SECTION 112.    Governing Law.

                 This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict-of-laws rules thereof.

                 SECTION 113.    Legal Holidays.

                 In any case where any Interest Payment Date, Redemption Date or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the

Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be, to the next succeeding Business Day.


                                  ARTICLE TWO

                                 SECURITY FORMS

                 SECTION 201.    Forms Generally.

                 The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                 The definitive Securities shall be printed, lithographed or engraved or may be produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

                 SECTION 202.    Form of Face of Security.

                                SPX CORPORATION

                     % Senior Subordinated Note due 2002

No.                                                    $

                                                                   CUSIP

                 SPX Corporation, a Delaware corporation (herein called the "Company," which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
or registered assigns, the principal sum of                         Dollars on
              , 2002, at the office or agency of the Company referred to below,
and to pay interest thereon on                        , 1994 and semi-annually
thereafter, on            and in each year, from                 , 1994, or
from the most recent Interest Payment Date to which interest has been paid or
duly provided for, at the rate of       % per annum, until the principal hereof
is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular
Record Date for such interest, which shall be the                         or
               (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register.

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                           SPX CORPORATION


                                           By

Attest:



Authorized Signature

                 SECTION 203.    Form of Reverse of Security.

                 This Security is one of a duly authorized issue of securities of the Company designated as its % Senior Subordinated Notes due 2002 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $260,000,000, which may be issued under an indenture (herein called the "Indenture") dated as
of May     , 1994 between the Company and The Bank of New York, as trustee
(herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                 This Security may be entitled after the date hereof to certain senior subordinated Guarantees made for the benefit of the Holders. Reference is hereby made to Section 1018 of the Indenture and to Exhibit A to the Indenture for the terms of any Guarantee.

                 The Securities are, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

                 The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice, in amounts of $1,000 or an integral multiple of
$1,000 at any time on or after                          , 1998, as a whole or
in part, at the election of the Company, at a Redemption Price equal to the percentage of the principal amount set forth below if redeemed during the
twelve-month period beginning          , of the years indicated below:

                                           Redemption
Year                                         Price
- - ----                                       ----------
1998                                                %
                                              ------
1999                                                %
                                              ------
2000 and thereafter                           100.00%

together in the case of any such redemption with accrued interest, if any, to the Redemption Date, all as provided in the Indenture.

                 The Securities are not entitled to the benefit of any mandatory sinking fund.

                 In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                 In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                 Sections 1013 and 1014 of the Indenture provide that upon the occurrence of a Change of Control and following any Asset Sale, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of the Securities at a purchase price and in accordance with the procedures set forth in the Indenture.

                 In addition, upon the occurrence of a Change of Control, the Securities will be redeemable, in whole or in part, at the option of the Company, upon not less than 30 nor more than 60 days' prior notice to each Holder of Notes to be redeemed, at a redemption price equal to the sum of (i) the then outstanding principal amount thereof, plus (ii) accrued and unpaid interest, if any, to the Redemption Date plus (iii) the Applicable Premium.

                 In addition, up to 30% of the aggregate principal amount of the Securities outstanding on the Issue Date will be redeemable prior to
, 1996, at the option of the Company, within 45 days of the sale of Capital Stock in a Public Equity Offering from the net proceeds of such sale at a
redemption price equal to   % of the principal amount to be redeemed, together
with accrued and unpaid interest, if any, thereon to the Redemption Date.

                 If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                 The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company and any Guarantor on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                 The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                 No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection therewith.

                 Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                 This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict-of-laws rules thereof.

                       OPTION OF HOLDER TO ELECT PURCHASE

                 If you wish to have this Security purchased by the Company pursuant to Section 1013 or 1014 of the Indenture, check the appropriate box:

                             Section 1013 [      ]
                             Section 1014 [      ]

                 If you wish to have a portion of this Security purchased by the Company pursuant to Section 1013 or 1014 of the Indenture, state the amount:

                                                  $


Date:                     Your Signature:
                    (Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:

                 SECTION 204.    Form of Trustee's Certificate of
Authentication.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                 This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                                             THE BANK OF NEW YORK,
                                                     as Trustee


                                                         By
                                                            Authorized Signatory


                                 ARTICLE THREE

                                 THE SECURITIES

                 SECTION 301.    Title and Terms.

                 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $260,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 306, 906, 1013, 1014 or 1108.

                 The Securities shall be known and designated as the "       %
Senior Subordinated Notes due 2002" of the Company.  Their Stated Maturity
shall be                     , 2002, and they shall bear interest at the rate
of                % per
annum from                            , 1994, or from the most recent Interest
Payment Date to which interest has been paid or duly provided for, payable on
              , 1994 and semi-annually thereafter on
and                    in each year, and at said Stated Maturity, until the
principal thereof is paid or duly provided for.

                 The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the persons entitled thereto as such addresses shall appear on the Security Register.

                 The Securities shall be redeemable as provided in Article
Eleven.

                 The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

                 The Securities shall not be entitled to the benefits of any sinking fund.

                 SECTION 302.    Denominations.

                 The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

                 SECTION 303.    Execution, Authentication, Delivery and Dating.

                 The Securities shall be executed on behalf of the Company by its Chairman, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile signatures and may be imprinted or otherwise reproduced on the Securities.

                 Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                 At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

                 Each Security shall be dated the date of its authentication.

                 No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its duly authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                 In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other person or shall convey, transfer, lease or otherwise dispose of substantially all of its properties and assets to any person, and the successor person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the successor person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor person, be exchanged for other Securities executed in the name of the successor person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the

Trustee, upon Company Order of the successor person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time Outstanding held by such Holder for Securities authenticated and delivered in such new name.

                 SECTION 304.    Temporary Securities.

                 Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                 If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                 SECTION 305.    Registration, Registration of Transfer and
Exchange.

                 The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

                 Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount.

                 At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                 All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                 Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                 No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304, 906, 1013, 1014 or 1108 not involving any transfer.

                 The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business (i) 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing or (ii) 15 days before an Interest Payment Date and ending on the close of business on the Interest Payment Date, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                 SECTION 306.    Mutilated, Destroyed, Lost and Stolen
Securities.

                 If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously Outstanding.

                 In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                 Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                 Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute a contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                 The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                 SECTION 307.    Payment of Interest; Interest Rights Preserved.

                 Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest may at the Company's option be paid by mailing a check for such interest, payable to or upon the written order of the person entitled thereto pursuant to
Section 308, to the address of such person as it appears in the Security
Register.

                 Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or
(2) below:

                                    (1)    The Company may elect to make
                          payment of any Defaulted Interest to the persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears on the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special

                          Record Date and shall no longer be payable pursuant to the following clause (2).

                                    (2)    The Company may make payment of any
                          Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                 Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                 SECTION 308.    Persons Deemed Owners.

                 Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

                 SECTION 309.    Cancellation.

                 All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures unless by Company Order the Company shall direct that cancelled Securities be returned to it.

                 SECTION 310.    Computation of Interest.

                 Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                 SECTION 311.    CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

                 SECTION 401.    Satisfaction and Discharge of Indenture.

                 This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                                    (1)    either

                          (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
         Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 1003) have been delivered to the Trustee for cancellation; or

                          (b) all such Securities not theretofore delivered to the Trustee for cancellation

                                    (i)    have become due and payable, or

                                   (ii)  will become due and payable at their
                 Stated Maturity within one year, or

                                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of Holders for that purpose an amount in U.S. dollars sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                                    (2)    the making of such Company Request
         does not constitute a default under the Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

                                    (3)    the Company has paid or caused to be
                          paid all other sums payable hereunder by the Company; and

                                    (4)    the Company has delivered to the
                          Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                 Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and any Guarantor's obligations in respect thereof and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

                 SECTION 402.    Application of Trust Money.

                 Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. Money so held in trust shall not be subject to the provisions of Article Thirteen of this Indenture.


                                  ARTICLE FIVE

                                    REMEDIES

                 SECTION 501.    Events of Default.

                 The occurrence of any one of the following events will be an "Event of Default":

                                    (1)    default in the payment of the
                          principal of (or premium, if any) when due and payable, on any of the Securities (at its Stated Maturity, upon optional redemption, required purchase or otherwise), whether or not such payment shall be prohibited by the provisions of Article Thirteen hereof;

                                    (2)    default in the payment of an
                          installment of interest on any of the Securities, when due and payable, and such default continues for a period of 30 days, whether or not such payment shall be prohibited by the provisions of Article Thirteen hereof;

                                    (3)    the failure by the Company to make
                          or consummate an offer in accordance with Sections 1013 or 1014;

                                    (4)    the failure by the Company or any
                          Restricted Subsidiary to comply with its obligations under Article Eight;

                                    (5)    the failure by the Company or any
                          Guarantor to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture (other than a default specified in Section 501(1), 501(2), 501(3) or 501(4)) for a period of 30 days after written notice of such failure requiring the Company to remedy the same shall have been given (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of 25% in aggregate principal amount of the Securities then Outstanding;

                                    (6)    (A) default or defaults under one or
                          more agreements, instruments, mortgages, bonds, debentures or other evidences of Indebtedness under which the Company or any Restricted Subsidiary of the Company then has outstanding indebtedness in excess of $10,000,000, individually or in the aggregate, and either (i) such Indebtedness is already due and payable in full or (ii) such default or defaults have resulted in the acceleration of the maturity of such Indebtedness, or (B) failure to pay such Indebtedness beyond any applicable grace period when such Indebtedness has been required to be prepaid or repurchased (other than scheduled required prepay-

                          ment) prior to the Stated Maturity of such Indebtedness;

                                    (7)    one or more judgments, orders or
                          decrees of any court or regulatory or administrative agency of competent jurisdiction for the payment of money in excess of $10,000,000, individually or in the aggregate, shall be entered against the Company or any Restricted Subsidiary of the Company or any of their respective properties and shall not have been discharged or fully bonded, and either (1) any creditor shall have commenced an enforcement proceeding upon such judgment (other than a judgment that is stayed by pending appeal or otherwise) or (2) there shall have been a period of 60 days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order or decree, shall not be in effect;

                                    (8)    any Guarantee ceases to be in full
                          force and effect (other than as provided in Section 1018(b)) or is declared null and void, or any Guarantor denies that it has any further liability under any Guarantee, or gives notice to such effect (other than by reason of the termination of this Indenture or the release of any such Guarantee in accordance with this Indenture);

                                    (9)    a decree or order is entered by a
                          court having jurisdiction in the premises (i) for relief in respect of the Company or any Significant Subsidiary or one or more Subsidiaries which, in the aggregate, would constitute a Significant Subsidiary in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or similar law or (ii) adjudging the Company or any Significant Subsidiary or one or more Subsidiaries which, in the aggregate, would constitute a Significant Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary or one or more Subsidiaries which, in the aggregate, would constitute a Significant Subsidiary under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or one or more Subsidiaries which, in the aggregate, would constitute a Significant Subsidiary or of any substantial part of any of their properties, or ordering the winding up or liquidation of any of their affairs, and any such decree or order remains unstayed and in effect for a period of 60 consecutive days; or

                                   (10)    the Company or any Significant
                          Subsidiary or one or more Subsidiaries which, in the aggregate, would constitute a Significant Subsidiary institutes a voluntary case or proceeding under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors or any other case or proceedings to be adjudicated as bankrupt or insolvent, or the Company or any Significant Subsidiary or one or more Subsidiaries which, in the aggregate, would constitute a Significant Subsidiary consents to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary or one or more Subsidiaries which, in the aggregate, would constitute a Significant Subsidiary in any involuntary case or proceeding under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors or to the institution of bankruptcy or insolvency proceedings against the Company or any Significant Subsidiary or one or more Subsidiaries which, in the aggregate, would constitute a Significant Subsidiary or the Company or any Significant Subsidiary or one or more Subsidiaries which, in the aggregate, would constitute a Significant Subsidiary files a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors, or consents to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any of the Company or any Significant Subsidiary or one or more Subsidiaries which, in the aggregate, would constitute a Significant Subsidiary or of any substantial part of its property, or makes an assign-
                 ment for the benefit of creditors, or is or are unable to pay debts generally as they come due, or admits in writing its or their inability to pay its or their debts generally as they become due or takes corporate action in furtherance of any such action.

                 SECTION 502.    Acceleration of Maturity; Rescission and
Annulment.

                 If an Event of Default (other than as specified in Section 501(9) or 501(10) with respect to the Company or any Significant Subsidiary) shall occur and be continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding, by notice to the Trustee and the Company, may declare the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the Outstanding Securities due and payable immediately, upon which declaration, all amounts payable in respect of the Securities shall be immediately due and payable. If an Event of Default specified in Section 501(9) or 501(10) with respect to the Company or any Significant Subsidiary (or one or more Subsidiaries which, in the aggregate, would constitute a Significant Subsidiary) occurs and is continuing, then the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the Outstanding Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities.

                 At any time after a declaration of acceleration has been made and before a judgment or decree for payment of money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                                    (1)    the Company has paid or deposited
                 with the Trustee a sum sufficient to pay:


                                        (A)    all sums paid or advanced by the
                                  Trustee hereunder and the reasonable
                                  compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                                        (B)    all overdue interest on all
                                  Outstanding Securities,

                                        (C)    all unpaid principal of and
                                  premium, if any, on any Outstanding
                                  Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities, and

                                        (D)    to the extent that payment of
                                  such interest is lawful, interest upon
                                  overdue interest and overdue principal at the rate borne by the Securities which has become due otherwise than by such declaration of acceleration;

                                    (2)    the rescission would not conflict
                          with any judgment or decree of a court of competent jurisdiction; and

                                    (3)    all Events of Default, other than
                          the non-payment of amounts of principal of, premium, if any, and interest on Securities that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                 SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                 The Company covenants that if

                                    (a)     default is made in the payment of
any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                                    (b)     default is made in the payment of
the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and inter-est, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                 If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                 If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights.

                 SECTION 504.    Trustee May File Proofs of Claim.

                 In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                   (i)    to file and prove a claim for the
         whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

                  (ii)    to collect and receive any moneys or
         other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

                 Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition or other similar arrangement affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                 SECTION 505. Trustee May Enforce Claims without Possession of Securities.

                 All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                 SECTION 506.    Application of Money Collected.

                 Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 FIRST:  To the payment of all amounts due the Trustee under
         Section 606;

                 SECOND: To the payment of the amounts then due and unpaid for principal of (any premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                 THIRD:  The balance, if any, to the Company.

                 SECTION 507.    Limitation on Suits.

                 No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                (5) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                 SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                 Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein and in such Security of the principal of (and premium, if any) and interest on, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                 SECTION 509.    Restoration of Rights and Remedies.

                 If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and reme-dies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                 SECTION 510.    Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                 SECTION 511.    Delay or Omission Not Waiver.

                 No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                 SECTION 512.    Control by Holders.

                 The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                (2) subject to the provisions of TIA Section 315, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                (3) the Trustee need not take any action which involves it in personal liability or is unjustly prejudicial to the Holders not consenting.

                 SECTION 513.    Waiver of Past Defaults.

                 The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default or Event of Default hereunder and its consequences, except a Default or Event of Default

                (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

                (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                 Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                 SECTION 514.    Undertaking for Costs.

                 All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                 SECTION 515.    Waiver of Stay, Extension or Usury Laws.

                 The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

                 SECTION 601.    Notice of Defaults.

                 If a Default or an Event of Default occurs and is continuing and is known to the Trustee, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder within 90 days after such occurrence, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

                 SECTION 602.    Certain Rights of Trustee.

         Subject to the provisions of TIA Section 315(a) through 315(d):

                (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                (4) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                (7) the Trustee may execute any of the trusts or power hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                 The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 SECTION 603. Trustee Not Responsible for Recitals or Issuance of Securities.

                 The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-l supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                 SECTION 604.    May Hold Securities.

                 The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

                 SECTION 605.    Money Held in Trust.

                 Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                 SECTION 606.    Compensation and Reimbursement.

                 The Company agrees:

                (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                (3) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any loss, damages, claims or liability or expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                 The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

                 When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(9) or Section 501(10), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                 SECTION 607. Conflicting Interests. The Trustee shall comply with the provisions of Section 310(b) of the TIA.

                 SECTION 608.    Corporate Trustee Required; Eligibility.

                 There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $20,000,000 and have its Corporate Trust Office in The City of New York (or if its Corporate Trust Office shall not be located in The City of New

York, which shall maintain an office in The City of New York where the Securities may be presented or surrendered and notices and demands hereunder may be served or made). If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                 SECTION 609.    Resignation and Removal; Appointment of
Successor.

                (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 610.

                (b) The Trustee may resign at any time by giving written notice thereof to the Company.

                (c) The Trustee may be removed at any time by an Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                (d)  If at any time:

                (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b), or

                (2)    the Trustee shall cease to be eligible under Section
         608, or

                (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee.
If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, the Company or Holders of at least 10% in principal amount of the Securities then Outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

        (g)  If the instrument of acceptance by a successor Trustee required by
Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 SECTION 610.    Acceptance of Appointment by Successor.

                 Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                 No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                 SECTION 611. Merger, Conversion, Consolidation or Succession to Business.

                 Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                 SECTION 701.    Disclosure of Names and Addresses of Holders.

                 Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312.

                 SECTION 702.    Reports by Trustee.

                 Within 60 days after June 15 of each year commencing with the first June 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA
Section 313(c), a brief report dated as of such June 15 if required by TIA
Section 313(a).

                 SECTION 703.    Reports by Company.

                 The Company will file, to the extent permitted under the Exchange Act, with the Commission the annual reports, quarterly reports and other documents required to be filed with the Commission pursuant to Sections 13 and 15 of the Exchange Act, whether or not the Company has a class of securities registered under the Exchange Act. The Company will file with the Trustee, and provide to each Holder, as their names and addresses appear in the Security Register, copies of such reports and documents within 15 days after it files them with the Commission or, if filing such documents by the Company with the Commission is not permitted under the Exchange Act, within 15 days after it would otherwise have been required to file such reports and documents if permitted, in each case at the Company's cost.

                 Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                 SECTION 801. Company May Consolidate, etc., Only on Certain Terms.

        (a) The Company will not, in any transaction or series of transactions, merge or consolidate with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to, any person or persons, and the Company will not permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company or of the Company and its Restricted Subsidiaries, taken as a whole, to any other person or persons, unless at the time and after giving effect thereto:

                (i) either (A)(1) if the transaction or transactions is a merger or consolidation involving the

         Company, the Company shall be the surviving person of such merger or consolidation or (2) if the transaction or transactions is a merger or consolidation involving a Restricted Subsidiary of the Company, such Restricted Subsidiary shall be the surviving person and such surviving person shall be a Restricted Subsidiary of the Company or (B)(1) the person formed by such consolidation or into which the Company or such Restricted Subsidiary is merged or to which the properties and assets of the Company or such Restricted Subsidiary, as the case may be, substantially as an entirety, are transferred (any such surviving person or transferee person being the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and (2)(x) in case of a transaction involving the Company, the Surviving Entity shall expressly assume by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and in each case, the Indenture shall remain in full force and effect or (y) in the case of a transaction involving a Restricted Subsidiary that is a Guarantor, the Surviving Entity shall expressly assume by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of such Restricted Subsidiary under its Guarantee and related supplemental indenture, and in each case, such Guarantee and supplemental indenture shall remain in full force and effect;

                (ii) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing and the Company, or the Surviving Entity, as the case may be, after giving effect to such transaction or series of transactions on a pro forma basis, could incur $1.00 of additional Indebtedness under Section 1010 (assuming a market rate of interest with respect to such additional Indebtedness); and

                (iii) immediately after giving effect to such transaction, the Surviving Entity shall have a Consolidated Net Worth in an amount which is not less than the Consolidated Net Worth of the Company or such Restricted Subsidiary, as the case may be, immediately prior to such transaction;

provided that, subject to paragraph (b) below, a Wholly Owned Restricted Subsidiary may consolidate with, or merge with or into, or convey, transfer or lease all or substantially all its assets to, the Company or another Wholly Owned Restricted Subsidiary.

                 In connection with any consolidation, merger, transfer, lease or other disposition contemplated hereby, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer, lease or other disposition and the supplemental indenture, if any, in respect thereof comply with the requirements under this Indenture. In addition, each Guarantor, if any, unless it is the other party to the transaction or unless its Guarantee will be released and discharged in accordance with its terms as a result of the transaction, will be required to confirm, by supplemental indenture, that its Guarantee of the Securities will apply to the obligations of the Company or the Surviving Entity under this Indenture.

        (b) A Guarantor shall not, and the Company shall not permit a Guarantor to, consolidate with or merge with or into any person unless:

                (i) except in the circumstances where the Guarantee of the Guarantor is to be released in accordance with Section 1407, such Guarantor or, if the merger or consolidation involves the Company, the Company shall be the continuing person or the resulting or surviving person (the "surviving entity") and shall be a corporation organized and existing under the laws of the United States or any state thereof or the District of Columbia;

                (ii) except in the circumstances where the Guarantee of the Guarantor is to be released in accordance with Section 1407 or where the Company is the surviving entity, the surviving entity shall expressly assume, by a supplemental indenture executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all of the obligations of such Guarantor under this Indenture, as modified by such supplemental indenture, and its Guarantee; and

                (iii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation or merger, and if a supplemental indenture is required in connection with such transaction or series of transactions, such supplemental indenture complies with this Section 801(b) and that all conditions precedent provided for in this Indenture relating to the transaction or series of transactions have been satisfied.

                 SECTION 802.    Successor Substituted.

         Upon any consolidation of the Company with or merger of the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any person in accordance with Section 801, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Entity had been named as the Company herein, and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the person named as the "Company" in the first paragraph of this Indenture or any Surviving Entity which shall theretofore become such in the manner described in Section 801), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

                 SECTION 901.    Supplemental Indentures without Consent of
Holders.

                 Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                (1) to evidence the succession of another person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities;

                (2) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

                (3)    to add any additional Events of Default;

                (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 610;

                (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided that such action shall not adversely affect the interests of the Holders;

                (6) to add any Subsidiary as a Guarantor pursuant to the terms of Article Fourteen;

                (7)    to secure the Securities pursuant to the requirements of
         Section 1012 or otherwise;

                (8) to make any other change that does not adversely affect the rights of any Holder; or

                (9)    to comply with the TIA.

                 Notwithstanding the above, the Trustee and the Company may not make any change that adversely affects the legal rights of any Holders hereunder. The Company shall be required to deliver to the Trustee an Opinion of Counsel stating that any such change under this Section 901 does not adversely affect the rights of any Holder.

                 SECTION 902.    Supplemental Indentures with Consent of
Holders.

                 With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                (1) reduce the principal amount outstanding of or extend the fixed maturity of any Security or alter the redemption provisions with respect thereto;

                (2) make the principal of, premium, if any, or interest on any Security payable in money other than that stated in the Security;

                (3) reduce the percentage in outstanding aggregate principal amount of Securities the Holders of which must consent to an amendment, supplement or waiver of any provision of this Indenture, the Securities or any Guarantee;

                (4) impair the right to institute suit for the enforcement of any payment on or with respect to the Securities;

                (5) waive a default in the payment of the principal of, premium, if any, or interest on, or redemption or an offer to purchase required hereunder with respect to, any Security;

                (6) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate the offer with respect to any Asset Sale or modify any of the provisions or definitions with respect thereto;

                (7) reduce or change the rate or time for payment of interest on any Security;

                (8) modify or change any provision of this Indenture affecting the subordination of the Securities or any Guarantee in a manner adverse to the Holders;

                (9) release any Guarantor from any of its obligations under its Guarantee or this Indenture other than in compliance with Section 1407 of Exhibit A hereto; or

                (10)    modify this Section 902 or Section 508 or Section 513.

                 It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                 SECTION 903.    Execution of Supplemental Indentures.

                 In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 602 hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                 SECTION 904.    Effect of Supplemental Indentures.

                 Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                 SECTION 905.    Conformity with Trust Indenture Act.

                 Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                 SECTION 906.    Reference in Securities to Supplemental
Indentures.

                 Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                 SECTION 907.    Notice of Supplemental Indentures.

                 Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                  ARTICLE TEN

                                   COVENANTS

                 SECTION 1001. Payment of Principal, Premium, If Any, and Interest.

                 The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                 The Company shall pay interest on overdue principal at the rate borne by the Securities; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

                 SECTION 1002.    Maintenance of Office or Agency.

                 The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                 The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

                 SECTION 1003.    Money for Security Payments to Be Held in
Trust.

                 Subject to Article Thirteen, if the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                 Subject to Article Thirteen, whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium or interest, and, unless such Paying Agent is the Trustee, the Company will promptly notify the Trustee of such action or any failure so to act.

                 The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will, subject to Article Thirteen:

                (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as herein provided;

                (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securi-

             ties) in the making of any payment of principal (and premium, if any) or interest; and

                 (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                 Subject to Article Thirteen, the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                 Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                 SECTION 1004.    Corporate Existence.

                 Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such existence (except of the Company), right or franchise if the Board of Directors shall determine that the preservation there of is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

                 SECTION 1005.    Payment of Taxes and Other Claims.

                 The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                 SECTION 1006.    Maintenance of Properties.

                 The Company will cause all properties owned by the Company or any Restricted Subsidiary or used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the

Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

                 SECTION 1007.    Insurance.

                 The Company will at all times keep all of its and its Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties.

                 SECTION 1008.    Compliance Certificate.

                 The Company shall deliver to the Trustee within 60 days after the end of each of the Company's first three fiscal quarters and within 120 days after the end of each of the Company's fiscal years an Officers' Certificate stating the signers' knowledge of the Company's compliance with all conditions and covenants under this Indenture. If they do know of any Default or Event of Default, the certificate shall describe any such Default or Event of Default and its status. The first certificate to be delivered pursuant to this Section 1008 shall be for the first fiscal quarter of the Company ending after the Issue Date. One of the signers of such Officers' Certificate shall be the Company's principal executive, financial or accounting officer. Such compliance shall be determined without regard to any period of grace or requirement of notice provided herein.

                 SECTION 1009.    Notice of Default.

                 The Company shall deliver to the Trustee within ten days after the Company becomes aware or should reasonably have become aware of the occurrence of any event which is, or after notice or lapse of time or both would become, an Event of Default, an Officers' Certificate specifying such Default or Event of Default, the period of existence thereof and what action the Company is taking or proposes to take with respect thereto.

                 SECTION 1010.    Limitation on Indebtedness.

                 The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or in any other manner become directly or indirectly liable (in each case, to "incur") for the payment of any Indebtedness (including any Acquired Indebtedness but excluding Permitted Indebtedness); provided, however, that (i) the Company will be permitted to incur Indebtedness (including Acquired Indebtedness), contingently or otherwise, if at the time of such incurrence, and after giving pro forma effect thereto, the Consolidated Fixed Charge Coverage Ratio of the Company and its Restricted Subsidiaries is at
least equal to 2.0 to 1.0 through           , 1996 and 2.25 to 1 thereafter and
(ii) in the case of Subordinated Indebtedness, such Indebtedness has no scheduled principal payment on or prior to the Stated Maturity for the final scheduled principal payment of the Securities.

                 SECTION 1011.    Limitation on Restricted Payments.

                 (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

                 (i) declare or pay any dividend or make any other distribution or payment on or in respect of Capital Stock of the Company or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company (other than dividends or distributions payable solely in Capital Stock (other than Redeemable Capital Stock) or rights to purchase Capital Stock of the Company (other than Redeemable Capital Stock));

                 (ii) purchase, redeem, defease or otherwise acquire or retire for value, directly or indirectly, any Capital Stock of the Company or any Affiliate of the Company (other than any such Capital Stock of any Wholly Owned Restricted Subsidiary of the Company);

                 (iii) make any principal payment on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, prior to any scheduled maturity (unless within one year of maturity), scheduled repayment, scheduled sinking fund payment or other Stated Maturity, any Subordinated Indebtedness;

                 (iv) make any Investment (other than any Permitted Investment) in any person, including any Unrestricted Subsidiary (other than in the Company, a Wholly Owned Restricted Subsidiary of the Company or a person that becomes a Wholly Owned Restricted Subsidiary as a result of such Investment); or

                 (v) declare or pay any dividend or make any other distribution on or in respect of any Capital Stock of any Subsidiary to the direct or indirect holders (in their capacities as such) of Capital Stock of the Subsidiary (other than with respect to Capital Stock held by the Company or any of its Wholly Owned Restricted Subsidiaries) or any purchase, redemption or other acquisition or retirement for value, of any Capital Stock of any Subsidiary (other than any such Capital Stock held by the Company or any Wholly Owned Restricted Subsidiary);

(such payments, dividends, distributions, purchases, defeasances, repurchases, redemptions, acquisitions, retirements or Investments described in the preceding clauses (i) through (v) are collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than in cash, being as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), (A) no Default or Event of Default shall have occurred and be continuing, (B) the aggregate amount of all Restricted Payments declared or made from and after the date immediately following the Issue Date would not exceed the sum of (1) 50% of the aggregate Consolidated Net Income of the Company accrued on a cumulative basis during the period (treated as one accounting period) beginning on December 31, 1993 and ending on the last day of the fiscal quarter of the Company immediately preceding the date of such proposed Restricted Payment (or, if such aggregate cumulative Consolidated Net Income of the Company for such period shall be a deficit, minus 100% of such deficit) plus (2) the aggregate net cash proceeds received by the Company after the Issue Date from the issuance or sale (other than to any of its Restricted Subsidiaries) of Capital Stock (excluding Redeemable Capital Stock but including Capital Stock issued upon the conversion of convertible Indebtedness or in exchange for outstanding Indebtedness (to the extent such Indebtedness is originally sold for cash) or from the exercise of options, warrants or rights to purchase Capital Stock (other than Redeemable Capital Stock)) of the Company to any person (other than to a Restricted Subsidiary of the Company) (except, in each case, to the extent such proceeds are used to purchase, redeem or otherwise retire Capital Stock or Subordinated Indebtedness as set forth below), plus (3) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after the Issue Date (excluding any Investment made pursuant to clause (v) of the following paragraph), an amount equal to the lesser of the return of capital with respect to such Investment and the cost of such Investment, in either case, less the cost of the disposition of such Investment and (C) the Company could incur $1.00 of additional Indebtedness under Section 1010. For purposes of the preceding clause (B)(2), the value of the aggregate net proceeds received by the Company upon the issuance of Capital Stock, either upon the conversion of convertible Indebtedness or in exchange for outstanding Indebtedness or upon the exercise of options, warrants or rights will be the net cash proceeds received upon the issuance of such Indebtedness, options, warrants or rights plus the incremental amount received by the Company upon the conversion, exchange or exercise thereof.

                 (b) None of the foregoing provisions will prohibit: (i) the payment of any dividend within 90 days after the date of its declaration, if at the date of declaration such payment would be permitted by the foregoing paragraph (a); (ii) the redemption, repurchase or other acquisition or retirement of any shares of any class of Capital Stock of the Company or any Restricted Subsidiary of the Company in exchange for (including any such exchange pursuant to a conversion right or privilege in connection with which cash is paid in lieu of fractional shares or scrip), or out of the net cash proceeds of, a substantially concurrent issue and sale of other shares of Capital Stock (other than Redeemable Capital Stock) of the Company to any person (other than to a

Restricted Subsidiary of the Company); provided, however, that such net cash proceeds are excluded from clause (B)(2) of the preceding paragraph (a); (iii) any redemption, defeasance, repurchase or other acquisition or retirement for value (each for purposes of this clause, a "refinancing") of Pari Passu Indebtedness or Subordinated Indebtedness by exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale of (1) Capital Stock (other than Redeemable Capital Stock) of the Company; provided, however, that any such net cash proceeds are excluded from clause (B)(2) of the preceding paragraph (a); or (2) new Indebtedness of the Company so long as such Indebtedness (A) is pari passu with or expressly subordinated in right of payment to the Securities in the same manner and at least to the same extent as the Securities are subordinated to Senior Indebtedness, (B) has a principal amount that does not exceed the principal amount so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing, plus the amount of fees and expenses of the Company incurred in connection with such refinancing; provided that for purposes of this clause, the principal amount of any Indebtedness shall be deemed to mean the principal amount thereof or if such indebtedness provides for an amount less than the principal amount thereof upon a declaration of acceleration thereof, such lesser amount as of the date of determination, (C) has a Stated Maturity for the final scheduled principal payment of such Indebtedness on or later than the Stated Maturity for the final scheduled principal payment of the Securities and
(D) has an Average Life to Stated Maturity that equals or exceeds the Average Life to Stated Maturity of the Securities; (iv) the redemption or repurchase of the limited partnership interests of Sealed Power Technologies Limited Partnership ("SPT") owned by certain employees of SPT on the Issue Date for an aggregate amount not to exceed $3,000,000; (v) so long as no Default of Event or Default shall have occurred and be continuing, the making of (x) Investments constituting Restricted Payments and (y) other Restricted Payments such that, after giving effect thereto, the sum of the aggregate outstanding amount of such Investments (valued at their cost) referred to in clause (x) made after the Issue Date and the aggregate amount of such other Restricted Payments referred to in clause (y) made after the Issue Date would not exceed $10,000,000; or (vi) Investments constituting Restricted Payments made as a result of the receipt of non-cash consideration from any Asset Sale made pursuant to and in compliance with Section 1014. In computing the amount of Restricted Payments for the purposes of clause (B) of the preceding paragraph, Restricted Payments made under (i) and (vi) shall be included.

                 SECTION 1012.    Limitation on Liens.

                 The Company will not and will not permit any Restricted Subsidiary to create, incur, assume or suffer to exist any Lien of any kind upon any of its property or assets, now owned or hereafter acquired, to secure any Pari Passu Indebtedness or Subordinated Indebtedness unless prior to or contemporaneously therewith the Securities are secured equally and ratably; provided that (1) if such secured Indebtedness is Pari Passu Indebtedness, the Lien securing such Pari Passu Indebtedness shall rank equally and ratably with the Lien securing the Securities and (2) if such secured Indebtedness is Subordinated Indebtedness, the Lien securing such Subordinated Indebtedness shall be subordinate and junior to the Lien securing the Securities at least to the same extent as such Subordinated Indebtedness is subordinated to the Securities. The foregoing shall not apply to any Lien securing Acquired Indebtedness of the Company; provided that any such Lien only extends to the assets that were subject to such Lien prior to the related acquisition by the Company and was not created, incurred or assumed in contemplation of such transaction. The foregoing shall not apply to the incurrence of Indebtedness pursuant to clause (9), (12), (13) or (14) of the definition of "Permitted Indebtedness."

                 SECTION 1013.    Purchase of Securities upon Change of Control.

                 Upon the occurrence of a Change of Control, the Company shall be obligated to make an offer to purchase (a "Change of Control Offer") and shall, subject to the provisions described below, purchase, on a Business Day (the "Change of Control Purchase Date") not more than 60 nor less than 30 days following the occurrence of the Change of Control, all of the then Outstanding Securities at a purchase price (the "Change of Control Purchase

Price") equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the Change of Control Purchase Date; provided, however, that notwithstanding the occurrence of a Change of Control, the Company shall not be obligated to make a Change of Control Offer in the event that it has exercised its right to redeem all of the Securities as described in Section 1101 and the form of Securities in Section 203 within 30 days after the occurrence of such Change of Control. The Company shall, subject to the provisions described below, be required to purchase all Securities properly tendered into the Change of Control Offer and not withdrawn. Prior to the mailing of the notice to holders provided for below, the Company shall have (x) terminated all commitments and repaid in full all Indebtedness under the Bank Credit Agreement, or offered to terminate such commitments and repay in full such Indebtedness and have in fact terminated the commitments of and repaid all Indebtedness of any lender under the Bank Credit Agreement who accepts such offer or (y) obtained the requisite consents under the Bank Credit Agreement to permit the purchase of the Securities as provided for in this Section 1013. If a notice has been mailed when such condition precedent has not been satisfied, the Company shall have no obligation to (and shall not) effect the purchase of Securities until such time as such condition precedent is satisfied. Failure to mail the notice on the date specified below or to have satisfied the foregoing condition precedent by the date that the notice is required to be mailed shall in any event constitute a covenant Default under clause (3) of Section 501.

                 Notice of a Change of Control Offer shall be mailed by the Company not later than the 30th day after the Change of Control to the Holders of Securities at their last registered addresses with a copy to the Trustee and the Paying Agent. The Change of Control Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m., New York City time, on the Business Day immediately prior to the Change of Control Purchase Date. The notice, which shall govern the terms of the Change of Control Offer, shall include such disclosures as are required by law and shall state:

                 (a)    that the Change of Control Offer is
             being made pursuant to this Section 1013 and that all Securities validly tendered into the Change of

             Control Offer and not withdrawn shall be accepted for payment;

                 (b) the Change of Control Purchase Price (including the amount of accrued interest, if any) for each Security, the Change of Control Purchase Date and the date on which the Change of Control Offer expires;

                 (c) that any Security not tendered for payment will continue to accrue interest in accordance with the terms thereof;

                 (d) that, unless the Company shall default in the payment of the Change of Control Purchase Price, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date;

                 (e) that Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Business Day before the Change of Control Purchase Date and must complete any form letter of transmittal proposed by the Company and acceptable to the Trustee and the Paying Agent;

                 (f) that Holders of Securities will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Business Day before the Change of Control Purchase Date, or such longer period as may be required by law, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase, the Security certificate number (if any) and a statement that such holder is withdrawing its election to have such Securities purchased;

                (g) that Holders whose Securities are purchased only in part will be issued Securities equal in principal amount to the unpurchased portion of the Securities surrendered;

                 (h) the instructions that Holders must follow in order to tender their Securities; and

                 (i) information concerning the business of the Company, the most recent annual and quarterly reports of the Company filed with the Commission pursuant to the Exchange Act (or, if the Company is not then required to file any such reports with the Commission, the comparable reports prepared pursuant to Section 703), a description of material developments in the Company's business, historical financial information after giving effect to such Change of Control and such other information concerning the circumstances and relevant facts regarding such Change of Control and Change of Control Offer as would be material to a Holder of Securities in connection with the decision of such Holder as to whether or not it should tender Securities pursuant to the Change of Control Offer, including information regarding the persons acquiring control and such persons' business plans going forward.

                 On the Change of Control Purchase Date, the Company shall (i) accept for payment Securities or portions thereof validly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the Change of Control Purchase Price of all Securities or portions thereof so tendered and accepted, and (iii) deliver to the Trustee the Securities so accepted together with an Officers' Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer not later than the first Business Day following the Change of Control Purchase Date.

                 The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

                 The Company shall comply, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Securities pursuant to a Change of Control Offer.

                 SECTION 1014.    Disposition of Proceeds of Asset Sales.

                 (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, make any Asset Sale unless (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value, as determined in good faith by the Board of Directors of the Company, of the shares or assets sold or otherwise disposed of and (ii) at least 85% of such consideration consists of cash and Cash Equivalents. To the extent that the Net Cash Proceeds of any Asset Sale are not required by the terms of any Senior Indebtedness to be applied to prepay Senior Indebtedness (and thereby permanently reduce the commitments or amounts available to be reborrowed under such Senior Indebtedness as required by the terms thereof), or are not so applied, the Company or a Restricted Subsidiary, as the case may be, may apply the Net Cash Proceeds from such Asset Sale, within 360 days of such Asset Sale, to an investment in properties and assets other than working capital that replace the properties and assets that were the subject of such Asset Sale or in properties and assets other than working capital that will be used in the business of the Company and its Restricted Subsidiaries existing on the Issue Date or in businesses reasonably related thereto ("Replacement Assets") so long as the Company or such Restricted Subsidiary has notified the Trustee in writing within 270 days of such Asset Sale that it has determined to apply the Net Cash Proceeds from such Asset Sale to an investment in such Replacement Assets. Any Net Cash Proceeds from any Asset Sale not applied as provided in the preceding two sentences within 360 days of such Asset

Sale constitute "Excess Proceeds" subject to disposition as provided in paragraph (b) below.

                 (b) When the aggregate amount of Excess Proceeds equals $10,000,000 or more, the Company shall apply the Excess Proceeds to the repayment of the Securities and any Pari Passu Indebtedness required to be repaid or repurchased under the instrument governing such Pari Passu Indebtedness as follows: (i) the Company shall make an offer to purchase (an "Asset Sale Offer") to all Holders of the Securities in accordance with paragraph (e) of this Section in the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased out of an amount (the "Securities Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the Outstanding principal amount of the Securities, and the denominator of which is the sum of the Outstanding principal amount of the Securities and the outstanding principal amount of such Pari Passu Indebtedness (subject to proration in the event such Securities Amount is less than the aggregate Asset Sale Offer Price of all Securities tendered) and (ii) to the extent required by such Pari Passu Indebtedness to permanently reduce the principal amount of such Pari Passu Indebtedness, the Company shall make an offer to purchase or otherwise repurchase or redeem Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds over the Securities Amount; provided that in no event shall the Company be required to make a Pari Passu Offer in a Pari Passu Debt Amount exceeding the principal amount of such Pari Passu Indebtedness plus the amount of any premium required to be paid to repurchase such Pari Passu Indebtedness. The offer price shall be payable in cash in an amount equal to 100% of the principal amount of the Securities to be purchased plus accrued and unpaid interest, if any, thereon (the "Asset Sale Offer Price") to the date (the "Asset Sale Offer Date") such Asset Sale Offer is consummated, in accordance with the procedures set forth in paragraph (e) of this Section. To the extent that the aggregate Asset Sale Offer Price of the Securities tendered pursuant to the Asset Sale Offer is less than the Securities Amount relating thereto or the aggregate amount of Pari Passu Indebtedness that is purchased is less than the Pari Passu Debt Amount (the amount of such shortfall, if any, in either case constituting a "Deficiency"), the Company shall use such Deficiency in any manner. Upon completion of the purchase of all the Securities tendered pursuant to an Asset Sale Offer and repurchase of the Pari Passu Indebtedness pursuant to a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

                 (c) Whenever the Excess Proceeds received by the Company exceed $5,000,000, such Excess Proceeds shall, prior to the purchase of Securities or any Pari Passu Indebtedness described in paragraph (b) above, be set aside by the Company in a separate account pending (i) deposit with the depositary or a Paying Agent of the amount required to purchase the Securities or Pari Passu Indebtedness tendered in an Asset Sale Offer or a Pari Passu Offer, respectively, (ii) delivery by the Company of the Asset Sale Offer Price to the holders of the Securities or Pari Passu Indebtedness tendered in an Asset Sale Offer or a Pari Passu Offer, respectively, and (iii) application, as set forth above, of Excess Proceeds in the business of the Company and its Restricted Subsidiaries. Such excess proceeds may be invested in Cash Equivalents; provided that the maturity date of any such investment shall not be later than (A) in the event the amount of Excess Proceeds equals $7,000,000 or more, the Asset Sale Offer Date, or (B) in any other event, six months. The Company shall be entitled to any interest or dividends accrued, earned or paid on such Cash Equivalents; provided that the Company shall not be entitled to such interest, and shall not withdraw such interest from the separate account, if an Event of Default has occurred and is continuing.

                 (d) The Company will not, and will not permit any Restricted Subsidiary to, create or permit to exist or become effective any restriction (other than restrictions existing under (i) Indebtedness as in effect on the Issue Date as such Indebtedness may be refinanced or replaced from time to time or (ii) any Senior Indebtedness existing on the Issue Date or thereafter, provided that such restrictions contained in such refinanced Indebtedness are no less favorable to the Holders of Securities than those existing on the date of the Indenture) that would materially impair the ability of the Company to make an Asset Sale Offer or, if such Asset Sale Offer is made, to pay for the Securities tendered for purchase.

                 (e) Notice of an Asset Sale Offer shall be mailed by the Company to all Holders of Securities not less than 20 Business Days nor more than 40 Business Days before the Asset Sale Purchase Date at their last registered address with a copy to the Trustee and the Paying Agent. The Asset Sale Offer shall remain open from the time of mailing for at least 20 Business Days and until at least 5:00 p.m., New York City time, on the Business Day before the Asset Sale Purchase Date. The notice, which shall govern the terms of the Asset Sale Offer, shall include such disclosures as are required by law and shall state:

                 (1) that the Asset Sale Offer is being made pursuant to this Section 1014;

                 (2) the Asset Sale Offer Price (including the amount of accrued interest, if any) for each Security, the Asset Sale Purchase Date and the date on which the Asset Sale Offer expires;

                 (3) that any Security not tendered or accepted for payment will continue to accrue interest in accordance with the terms thereof;

                 (4) that, unless the Company shall default in the payment of the Asset Sale Offer Price, any Security accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Asset Sale Purchase Date;

                 (5) that Holders electing to have Securities purchased pursuant to an Asset Sale Offer will be required to surrender their Securities to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on or prior to the Asset Sale Purchase Date and must complete any form letter of transmittal proposed by the Company and acceptable to the Trustee and the Paying Agent;

                 (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Business Day before the Asset Sale Purchase
             Date, or such longer period as may be required by law, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase, the Security certificate number (if any) and a statement that such Holder is withdrawing its election to have such Securities purchased;

                 (7) that if Securities in a principal amount in excess of the Holder's pro rata share of the amount of Excess Proceeds are tendered pursuant to the Asset Sale Offer, the Company shall purchase Securities on a pro rata basis among the Securities tendered (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or integral multiples of $1,000 shall be acquired);

                 (8) that Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered;

                 (9) the instructions that Holders must follow in order to tender their Securities; and

                 (10) information concerning the business of the Company, the most recent annual and quarterly reports of the Company filed with the Commission pursuant to the Exchange Act (or, if the Company is not required or permitted to file any such reports with the Commission, the comparable reports prepared pursuant to Section
             703), a description of material developments in the Company's business, pro forma historical financial information after giving effect to such Asset Sale and Asset Sale Offer and information concerning the circumstances and relevant facts regarding such Asset Sale and Asset Sale Offer as would be material to a Holder of the Securities in connection with the decision of such Holder as to whether or not it should tender Securities pursuant to the Asset Sale Offer.

                 (f) On the Asset Sale Purchase Date, the Company shall (i) accept for payment, on a pro rata basis, Securities or portions thereof tendered pursuant to the Asset Sale Offer, (ii) deposit with the Paying Agent money, in immediately available funds, in an amount sufficient to pay the Asset Sale Offer Price of all Securities or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Securities so accepted together with an Officers' Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Asset Sale Offer Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer not later than the first Business Day following the Asset Sale Purchase Date. To the extent that the aggregate principal amount of Securities tendered pursuant to an offer to purchase is less than the Excess Proceeds, the Company may use such Deficiency in any manner. Upon completion of such an offer to purchase, the amount of Excess Proceeds shall be reset to zero. For purposes of this Section 1014, the Trustee shall act as Paying Agent.

                 (g) The Company shall comply, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Securities pursuant to the Asset Sale Offer.

                 SECTION 1015. Limitation on Issuance and Sale of Capital Stock by Restricted Subsidiaries.

                 The Company (i) will not permit any of its Restricted Subsidiaries to issue any Capital Stock (other than to the Company or a Wholly Owned Restricted Subsidiary of the Company) and (ii) will not permit any person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company) to own any Capital Stock of any Restricted Subsidiary of the Company other than with respect to (A) the limited partnership interests of SPT owned by certain employees of SPT on the Issue Date and (B) the general and limited partnership interests of SP Europe, so long as the Company shall be a general partner and own at least 51% of the combined general and limited partnership interests thereof.

                 SECTION 1016.    Limitation on Transactions with Affiliates.

                 The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, transfer, disposition, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any Affiliate of the Company (other than a Wholly Owned Restricted Subsidiary of the Company) or any "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of 10% or more of the Company's Common Stock at any time outstanding ("Interested Persons"), except (i) on terms that are no less favorable to the Company, or its Restricted Subsidiary, as the case may be, than those which could have been obtained in a comparable transaction or transactions on an arm's-length basis at such time from persons who are not Affiliates of the Company or Interested Persons, (ii) with respect to a transaction or series of transactions involving aggregate payments or value equal to or greater than $10,000,000, (A) the Company has obtained a written opinion from a nationally recognized investment banking firm stating that the terms of such transaction or series of transactions are fair to the Company or its Restricted Subsidiary, as the case may be, from a financial point of view or such transaction or series of transactions shall have been approved by a majority of the disinterested members of the Board of Directors of the Company and (B) the Company shall have delivered an Officers' Certificate to the Trustee certifying that such transaction or series of transactions comply with the preceding clause (i), and (iii) with respect to any transaction or series of transactions involving aggregate payments or value equal to or greater than $1,000,000 and less than $10,000,000, the Company shall have complied with the condition set forth in clause (ii)(B) above. This covenant will not restrict the Company from (i) paying reasonable and customary regular fees to directors of the Company who are not employees of the Company, (ii) making loans or advances to employees and officers of the Company and its Restricted Subsidiaries for bona fide business purposes of the Company in the ordinary course of business consistent with past practice, (iii) the payment of dividends in respect of the Company or any Restricted Subsidiary permitted under Section 1011 or (iv) transactions provided for under agreements in existence on the date of this Indenture and listed on Schedule A hereto.

                 SECTION 1017. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

                 The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock or any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to the Company or any other Restricted Subsidiary of the Company, (c) make loans or advances to the Company or any other Restricted Subsidiary of the Company (d) transfer any of its properties or assets to the Company or any other Restricted Subsidiary of the Company or (e) guarantee any Indebtedness of the Company or any other Restricted Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (i) any agreement or other instrument of a person acquired by the Company or any Restricted Subsidiary of the Company in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any person, or the properties or assets of any person, other than the person, or the property or assets of the person, so acquired, (ii) any encumbrance or restriction in the Bank Credit Agreement or any other agreement as in effect on the date of this Indenture and listed on Schedule B hereto and (iii) any encumbrance or restriction pursuant to any agreement that extends, refinances, renews or replaces any agreement described in clause (i) and (ii) above, which is not materially more restrictive or less favorable to the Holders than those existing under the agreement being extended, refinanced, renewed or replaced.

                 SECTION 1018. Limitation on Guarantees by Restricted Subsidiaries.

                                   (a)    The Company will not permit any
Restricted Subsidiary, directly or indirectly, to assume, guarantee or in any other manner become liable with respect to any

Indebtedness of the Company or any Guarantor, unless such Restricted Subsidiary is a Guarantor or simultaneously executes and delivers a supplemental indenture providing for the guarantee of payment of the Securities by such Restricted Subsidiary pursuant to the terms of Exhibit A hereto and such guarantee shall be subordinated to the Guarantor Senior Indebtedness of such Restricted Subsidiary in the manner and to the extent set forth in such Exhibit A; provided, however, that in the case of any guarantee of any Guarantor with respect to Senior Indebtedness, the guarantee of the payment of the Securities by such Guarantor to be provided in accordance herewith shall be subordinated to the guarantee with respect to such Senior Indebtedness in the same manner and to the same extent as the Securities are subordinated to such Senior Indebtedness. The supplemental indenture shall supplement this Indenture by, among other things, creating an additional Article Fourteen applicable to such Restricted Subsidiary and any other Guarantor in the form set forth in Exhibit A hereto, and in connection with the execution and delivery of the supplemental indenture, such Restricted Subsidiary shall execute and deliver to the Trustee a Guarantee substantially in the form of Exhibit B hereto. Such Article Fourteen shall not become effective until the provisions of Section 1403 have been complied with. Each guarantee created pursuant to the provisions described above is referred to as a "Guarantee," and the issuer of each such Guarantee, so long as the Guarantee remains outstanding, is referred to as a "Guarantor."

                                   (b)    Notwithstanding the foregoing, in
the event that a Guarantor is released from all obligations which pursuant to the first sentence of Section 1018(a) above obligate it to become a Guarantor, such Guarantor shall be released from all obligations under its Guarantee (provided that the provisions of the first sentence of Section 1018(a) shall apply anew in the event that such Guarantor subsequent to being released incurs any obligations that pursuant to such sentence obligate it to become a Guarantor). In addition, upon any sale or disposition (by merger or otherwise) of any Guarantor by the Company or a Restricted Subsidiary of the Company to any person that is not an Affiliate of the Company or any of its Restricted Subsidiaries which is otherwise in compliance with the terms of this Indenture, such Guarantor will be deemed to be released from all obligations under its Guarantee; provided, however, that each such Guarantor is sold or disposed of in accordance with Section 1014; provided further that the foregoing proviso shall not apply to the sale or disposition of a Guarantor in a foreclosure to the extent that such proviso would be inconsistent with the requirements of the Uniform Commercial Code.

                 SECTION 1019.    Restriction on Transfer of Assets.

                 The Company will not sell, convey, transfer or otherwise dispose of its assets or property to any of its Subsidiaries, except for transactions pursuant to clause (ix), (xi) and (xii) of the definition of "Permitted Investments" and sales, conveyances, transfers or other dispositions
(a) made in the ordinary course of business or (b) made to any Wholly Owned Restricted Subsidiary, if such Wholly Owned Restricted Subsidiary (x) simultaneously with such sale, conveyance, transfer or disposal executes and delivers a supplemental indenture to this Indenture providing for the guarantee of payment of the Securities by such Wholly Owned Restricted Subsidiary pursuant to the terms of Exhibit A hereto and (y) waives, and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any rights against the Company or any other Subsidiary as a result of any payment by such Wholly Owned Restricted Subsidiary under its guarantee. Such a guarantee shall be unconditional (except for a customary savings clause with respect to fraudulent conveyance or fraudulent transfer laws) and shall be subordinated to the Guarantor Senior Indebtedness of such Wholly Owned Restricted Subsidiary in the manner and to the extent set forth in such Exhibit A.

                 SECTION 1020. Limitation on Certain Other Subordinated Indebtedness.

                 The Company will not issue, directly or indirectly, any Indebtedness which is subordinated or junior in ranking in any respect to Senior Indebtedness unless such Indebtedness is expressly pari passu with or subordinated in right of payment to the Securities.

                 SECTION 1021.    Waiver of Certain Covenants.

                 The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1010 through 1012, inclusive, and Sections 1015 through 1018, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

                 SECTION 1101.    Right of Redemption.

                 The Securities may be redeemed, at the election of the
Company, as a whole or from time to time in part, at any time after     , 1998,
subject to the conditions and at the Redemption Prices specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date.

                 In addition, upon the occurrence of a Change of Control, the Securities will be redeemable, in whole or in part, at the option of the Company, upon not less than 30 nor more than 60 days' prior notice to each Holder of Notes to be redeemed, at a redemption price equal to the sum of (i) the then outstanding principal amount thereof, plus (ii) accrued and unpaid interest, if any, to the Redemption Date plus (iii) the Applicable Premium.

                 In addition, up to 30% of the aggregate principal amount of the Securities outstanding on the Issue Date will be redeemable prior
to        , 1996, at the option of the Company, within 45 days of the sale of
Capital Stock in a Public Equity Offering from the net proceeds of such sale at
a redemption price equal to   % of the principal amount to be redeemed, together
with
accrued and unpaid interest, if any, thereon to the Redemption Date.

                 SECTION 1102.    Applicability of Article.

                 Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

                 SECTION 1103.    Election to Redeem; Notice to Trustee.

                 The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104.

                 SECTION 1104.    Selection by Trustee of Securities to Be
Redeemed.

                 If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000.

                 The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securi-ties selected for partial redemption, the principal amount thereof to be redeemed.

                 For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                 SECTION 1105.    Notice of Redemption.

                 Notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed at his address appearing in the Security Register.

                 All notices of redemption shall state:

                                    (1)    the Redemption Date,

                                    (2)    the Redemption Price,

                                    (3)    if less than all Outstanding
                          Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

                                    (4)    that, on the Redemption Date, the
                          Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in
                          Section 1107) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date,

                                    (5)    the place or places where such
                          Securities are to be surrendered for payment of the Redemption Price, and

                                    (6)    the relevant CUSIP number(s).

                 Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                 SECTION 1106.    Deposit of Redemption Price.

                 On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same-day funds (or New York Clearing House funds if such deposit is made prior to the applicable Redemption Date) sufficient to pay the Redemption Price of, and accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

                 SECTION 1107.    Securities Payable on Redemption Date.

                 Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                 If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

                 SECTION 1108.    Securities Redeemed in Part.

                 Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Security so surrendered.

                                 ARTICLE TWELVE

                       DEFEASANCE AND COVENANT DEFEASANCE

                 SECTION 1201. Company's Option to Effect Defeasance or Covenant Defeasance.

                 The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1202 or
Section 1203 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

                 SECTION 1202.    Defeasance and Discharge.

                 Upon the Company's exercise under Section 1201 of the option applicable to this Section 1202, the Company and any Guarantor shall be deemed to have been discharged from their obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1204 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the then Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1205 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), and Holders of the Securities and the Guarantees and any amounts deposited under
Section 1204 shall cease to be subject to any obligations to, or the rights of, any holder of Senior Indebtedness or Guarantor Senior Indebtedness under Article Thirteen,

Article Fourteen or otherwise, except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in
Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and any Guarantor's obligations in respect thereof, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under
Section 1203 with respect to the Securities.

                 SECTION 1203.    Covenant Defeasance.

                 Upon the Company's exercise under Section 1201 of the option applicable to this Section 1203, the Company shall be released from its obligations under any covenant contained in Section 801 and in Sections 1007 through 1020 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder and Holders of the Securities and the Guarantees and any amounts deposited under Section 1204 shall cease to be subject to any obligations to, or the rights of, any holder of Senior Indebtedness or Guarantor Senior Indebtedness under Article Thirteen, Article Fourteen or otherwise. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and any Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a

Default or an Event of Default under Sections 501(3), 501(4) and 501(5), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                 SECTION 1204.    Conditions to Defeasance or Covenant
Defeasance.

                 The following shall be the conditions to application of either
Section 1202 or Section 1203 to the Outstanding Securities:

                                    (1)    The Company shall irrevocably have
                          deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in United States dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities; and provided further that upon the effectiveness of this Section 1204, the cash or U.S. Government Obligations deposited shall not be subject to the rights of the holders of Senior Indebtedness pursuant to the provisions of Article Thirteen.
                          Prior to such a deposit, the Company may give the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding
                          Securities at a future date pursuant to Article Eleven hereof, which notice shall be irrevocable. Such irrevocable notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;

                                    (2)    No Default or Event of Default with
                          respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as
                          Section 501(9) or 501(10) hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                                    (3)    Such defeasance or covenant
                          defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which it is bound;

                                    (4)    In the case of an election under
                          Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since date of the Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                                    (5)    Such defeasance or covenant
                          defeasance shall not cause the Trustee to have a conflicting interest with respect to any Securities of the Company or any Guarantor;

                                    (6)    In the case of an election under
                          Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                                    (7)    The Company shall have delivered to
                          the Trustee an Opinion of Counsel to the effect that
                          (x) the trust funds will not be subject to any rights of any holders of Senior Indebtedness of the Company, including, without limitation, rights arising under this Indenture, and (y) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable Federal Bankruptcy Code;

                                    (8)    The Company shall have delivered to
                          the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Sec-tion 1203 (as the case may be) have been complied with;

                                    (9)    The Company shall have delivered to
                          the Trustee an Officers' Certificate stating that the deposit was not made by the Company with intent of preferring the Holders or any Guarantor over the other creditors of the Company or any Guarantor with the intent of defeating, hindering or delaying or defrauding creditors of the Company, any Guarantor or others;

                                   (10)    If the Bank Credit Agreement is in
                          effect, the Company shall have delivered to the Trustee any required consent of the lenders under the Bank Credit Agreement to such defeasance or covenant defeasance, as the case may be; and

                                   (11)    No event or condition shall exist
                          that would prevent the Company from making payments of the principal of (and premium, if any) or interest on the Securities on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                 SECTION 1205. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

                 Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust are not subject to Article Thirteen.

                 The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                 Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

                 SECTION 1206.    Reinstatement.

                 If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1205 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company and any Guarantor under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1202 or 1203, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1205; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                ARTICLE THIRTEEN

                          SUBORDINATION OF SECURITIES

                 SECTION 1301.    Securities Subordinate to Senior Indebtedness.

                 The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Senior Indebtedness that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash, Cash Equivalents or other form of payment acceptable to the holders of Senior Indebtedness of all existing and future Senior Indebtedness of the Company, which includes, without limitation, all obligations under the Bank Credit Agreement; provided, however, that the Securities, the Indebtedness represented thereby and the payment of the principal of (and premium, if any) and interest on the Securities in all respects shall rank equal with all other existing and future Pari Passu Indebtedness and senior to all future Subordinated Indebtedness or the Company.

                 This Article shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

                 SECTION 1302. Payment Over of Proceeds upon Dissolution, etc.

                 In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or its assets, (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or other marshalling of assets or liabilities of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, then and in any such event

                                    (1)    the holders of Senior Indebtedness
                          shall be entitled to receive payment in full in cash, Cash Equivalents or other form of payment acceptable to the holders of Senior Indebtedness of all amounts due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in accordance with the instrument governing such Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (other than any payment or distribution in the form of equity securities or subordinated securities of the Company or any successor obligor with respect to the Senior Indebtedness provided for by a plan of reorganization or readjustment that, in the case of any such subordinated securities, are (A) subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article and (B) have an Average Life to Stated Maturity not less than or not prior to the Securities (such equity securities or subordinated securities of a person hereinafter being "Permitted Junior Securities") or payments made pursuant to Article Twelve) on account of the principal of (and premium, if any) and interest on each and all of the Securities; and

                                    (2)    in the event that, notwithstanding
                          the foregoing provisions of this Section, after an event described in clause (a), (b) or (c), the Trustee or any Holder of the Securities shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, in respect of the principal of (and premium, if any) and interest on each and all of the Securities before all Senior Indebtedness is paid in full or payment thereof provided for in cash, Cash Equivalents or other form of payment acceptable to the holders of Senior Indebtedness, then and in such event such payment or distribution (other than a payment or distribution in the form of Permitted

                          Junior Securities or payments made pursuant to Article Twelve) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash, Cash Equivalents or other form of payment acceptable to the holders of Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                 The consolidation of the Company with, or the merger of the Company into, another person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Section if the person formed by such consolidation or into which the Company is merged or the person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Eight.

                 SECTION 1303. Suspension of Payment When Senior Indebtedness in Default.

                                   (a)    Unless Section 1302 shall be
applicable, upon the occurrence of a Payment Default, then no payment or distribution of any assets of the Company of any kind or character (other than Permitted Junior Securities or payments made pursuant to Article Twelve) shall be made by the Company or the Trustee (if notice of such Payment Default has been received by the Trustee pursuant to Section 1309) or received by the Holders on account of the principal of (and premium, if any) and interest on each and all of the Securities or on account of the purchase or redemption or other acquisition of Securities unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or such

Senior Indebtedness shall have been discharged or paid in full in cash, Cash Equivalents or other form of payment acceptable to the holders of Senior Indebtedness, after which the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

                                   (b)    Unless Section 1302 shall be
applicable, upon (1) the occurrence of a Non-payment Default and (2) receipt by the Trustee from the representative of holders of Designated Senior Indebtedness of written notice of such occurrence, then no payment or distribution of any assets of the Company of any kind or character (other than Permitted Junior Securities or payments made pursuant to Article Twelve) shall be made by the Company on account of the principal of (and premium, if any) and interest on each and all of the Securities or on account of the purchase or redemption or other acquisition of Securities for a period ("Payment Blockage Period") commencing on the date of receipt by the Trustee of such notice from such representative unless and until (subject to any blockage of payments that may then be in effect under paragraph (a) of this Section) (A) more than 179 days shall have elapsed since receipt of such written notice by the Company or the Trustee (provided such Designated Senior Indebtedness as to which notice was given shall not theretofore have been accelerated), (B) such Non-payment Default shall have been cured or waived in writing or shall have ceased to exist (provided that no other Payment Default or Non-payment Default has occurred and is then continuing after giving effect to such cure or waiver),
(C) such Designated Senior Indebtedness shall have been discharged or paid in full in cash, Cash Equivalents or other form of payment acceptable to the holders of Designated Senior Indebtedness or (D) such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from such representative initiating such Payment Blockage Period, after which, in the case of clause (A), (B), (C) or (D), whichever was earlier, the Company shall resume making any and all required payments in respect of the Securities, including any missed payments. Notwithstanding any other provision of this Agreement, only one Payment Blockage Period may be commenced within any consecutive 360-day period, and no Non-payment Default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period shall be, or can be made, the basis for the commencement of a subsequent Payment Blockage Period whether or not within a period of 360 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days. In no event will a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice and there must be at least a 181-consecutive-day period in any 360-day period during which no Payment Blockage Period is in effect.

                                   (c)    In the event that, notwithstanding
the foregoing, the Trustee or the Holder of any Security shall have received a payment prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith by the Trustee (if the notice required by Section 1309 has been received by the Trustee) or an amount equal to such payment or distribution shall be paid over and delivered forthwith by such Holder to the agent under the Bank Credit Agreement for the benefit of, and distribution to, the holders of Designated Senior Indebtedness or, if the Bank Credit Agreement has been terminated, to the Company; provided that, in the event any Holder has received notice that such payment is prohibited by the foregoing provisions of this Section prior to the receipt of such payment by such Holders, any such Holders shall hold such payment in trust for the benefit of the holders of Designated Senior Indebtedness.

                 SECTION 1304.    Payment Permitted If No Default.

                 Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1302 or under the conditions described in Section 1303, from making payments at any time of principal of (and premium, if any) or interest on the Securities.

                 SECTION 1305. Subrogation to Rights of Holders of Senior Indebtedness.

                 Subject to the payment in full in cash, Cash Equivalents or other form of payment acceptable to the holders of Senior Indebtedness of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

                 SECTION 1306.    Provisions Solely to Define Relative Rights.

                 The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the Holders of Senior Indebtedness; or (c) prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness, in respect of cash, property or securities of the Company received upon exercise of any such remedy.

                 SECTION 1307.    Trustee to Effectuate Subordination.

                 Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

                 SECTION 1308.    No Waiver of Subordination Provisions.

                                   (a)    No right of any present or future
holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                                   (b)    Without in any way limiting the
generality of paragraph (a) of this Section, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other person.

                 SECTION 1309.    Notice to Trustee.

                                   (a)    The Company shall give prompt
written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to Section 602 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                                   (b)    Subject to Section 602 hereof, the
Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts perti-nent to the rights of such person under this Article and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

                 SECTION 1310. Reliance on Judicial Order or Certificate of Liquidating Agent.

                 Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to Section 602 hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                 SECTION 1311. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights.

                 The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

                 SECTION 1312.    Article Applicable to Paying Agents.

                 In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1311 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                 SECTION 1313.    No Suspension of Remedies.

                 Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

                 SECTION 1314.    Trust Moneys Not Subordinated.

                 Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Obligations held in trust under Article Twelve hereof by the Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of Article Twelve hereof and not in violation of Section 1303 hereof for the payment of principal of (and premium, if any) and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article Thirteen, and none of the holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.

                 SECTION 1315.    Proof of Claim.

                 In the event of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Holders irrevocably authorize and empower the agent under the Bank Credit Agreement, if the Bank Credit Agreement is then in effect (but without imposing any obligation on, or any duty to such agent), to file and prove all claims therefor in the name of the Holders (or otherwise, as such agent may determine to be necessary or appropriate for the enforcement of the provisions of this Article Thirteen) if the Trustee or the Holders do not file a proper claim or proof of debt in the form required in any such proceeding prior to 15 days before the expiration of the time to file such claim or claims.

                 SECTION 1316. Trustee Not Fiduciary for Holders of Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Thirteen or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Thirteen and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

                 This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                           SPX CORPORATION



[SEAL]                                     By
                                              Title:



Attest:
                 Title:


                                           THE BANK OF NEW YORK,
                                           as Trustee



[SEAL]                                     By
                                              Title:



Attest:
                 Title:

                                                                       EXHIBIT A


                                ARTICLE FOURTEEN

                            GUARANTEE OF SECURITIES

                 SECTION 1401.    Guarantee.

                 Subject to the provisions of this Article Fourteen, each Guarantor hereby jointly and severally unconditionally guarantees to each Holder of a Security Outstanding authenticated and delivered by the Trustee and to the Trustee, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company or any other Guarantors to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of, premium, if any, and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other obligations of the Company or the Guarantors to the Holders or the Trustee hereunder or thereunder (including fees, expenses or other) and all other Guarantor Senior Subordinated Note Obligations will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other Senior Subordinated Note Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. This Guarantee is a present and continuing guarantee of payment and performance, and not of collectibility only. Accordingly, failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders under this Indenture or the Securities, for whatever reason, each Guarantor shall be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under this Guarantee, and shall entitle the Holders of Securities to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

                 Each of the Guarantors hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the Guarantors hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (a) subject to this Article Fourteen, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

                 This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any signif-icant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                 The Guarantors shall have the right to seek contribution from any nonpaying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Guarantee.

                 SECTION 1402.    Execution and Delivery of Guarantee.

                 The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security. Each of the Guarantors hereby agrees that its Guarantee set forth in Section 1401 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

                 If an Officer of a Guarantor whose signature is on the Indenture or a Guarantee no longer holds that office at the time the Trustee authenticates any Security or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.

                 The delivery of any Guarantee to the Trustee as required by
Section 1018(a) shall constitute due delivery of such Guarantee on behalf of the Guarantor to and for the benefit of all Holders of the Securities.

                 SECTION 1403.    Additional Guarantors.

                 Any person may become a Guarantor by executing and delivering to the Trustee (a) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such person to the provisions of this Indenture as a Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such person and constitutes the legal, valid, binding and enforceable obligation of such person (subject to such customary exceptions concerning fraudulent conveyance laws, creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

                 SECTION 1404. Guarantee Obligations Subordinated to Guarantor Senior Indebtedness.

                 Each Guarantor covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Guarantor Senior Indebtedness that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Guarantee and all payments pursuant to the Guarantee made by or on behalf of such Guarantor are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash, Cash Equivalents or other form of payment acceptable to the holders of Guarantor Senior Indebtedness of all Guarantor Senior Indebtedness of such Guarantor; provided, however, that the Guarantee, the Indebtedness represented thereby and all payments pursuant to the Guarantee made by or on behalf of such Guarantor in all respects shall rank prior to all future Subordinated Indebtedness.

                 This Section and the following Sections 1405 through 1418 of this Article shall constitute a continuing offer to all persons, who in reliance upon such provisions, become holders of, or continue to hold Guarantor Senior Indebtedness of any Guarantor and, to the extent set forth in Section 1406(b), holders of Designated Senior Indebtedness; and such provisions are made for the benefit of the holders of Guarantor Senior Indebtedness of each Guarantor and, to the extent set forth in Section 1406(b), holders of Designated Senior Indebtedness; and such holders (to such extent) are made obligees hereunder and they or each of them may enforce such provisions.

                 SECTION 1405. Payment Over of Proceeds upon Dissolution, etc., of a Guarantor.

                 In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to any Guarantor or its assets, or (b) any liquidation, dissolution or other winding-up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, then and in any such event

                (1) the holders of Guarantor Senior Indebtedness of such Guarantor shall be entitled to receive payment in full in cash, Cash Equivalents or other form of payment acceptable to the holders of Guarantor Senior Indebtedness of all amounts due on or in respect of all Guarantor Senior Indebtedness, or provision shall be made for such payment in accordance with the instrument governing such Guarantor Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character by and on behalf of such Guarantor (other than any payment or distribution in the form of the Permitted Junior Securities of such Guarantor) on account of the Guarantor Senior Subordinated Note Obligations; and

                 (2) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or any Holder of the Securities shall have received any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, in respect of the Guarantor Senior Subordinated Note Obligations before all Guarantor Senior Indebtedness is paid in full in cash, Cash Equivalents or other form of payment acceptable to the holders of Guarantor Senior Indebtedness or payment thereof is provided for, then and in such event such payment or distribution (other than a payment or distribution in the form of Permitted Junior Securities of such Guarantor) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of such Guarantor for application to the payment of all Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all Guarantor Senior Indebtedness in full in cash, Cash Equivalents or other form of payment acceptable to the holders of Guarantor Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Guarantor Senior Indebtedness.

                 The consolidation of any Guarantor with, or the merger of any Guarantor into, another person or the liquidation or dissolution of any Guarantor following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of such Guarantor for the purposes of this Section if the person formed by such consolidation or into which such Guarantor is merged or the person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Eight.

                 SECTION 1406. Suspension of Guarantee Obligations When Senior Indebtedness in Default.

                 (a) Unless Section 1405 shall be applicable, upon the occurrence of a Payment Default, then no payment or distribution of any assets of any Guarantor of any kind or character (other than Permitted Junior Securities of such Guarantor) shall be made by such Guarantor or the Trustee (if notice of such Payment Default has been received by the Trustee pursuant to Section 1309) or received by the Holders on account of the Guarantor Senior Subordinated Note Obligations or on account of the purchase or redemption or other acquisition of Securities or the Guarantee of such Guarantor unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Senior Indebtedness as to which such Payment Default relates shall have been dis-charged or paid in full in cash, Cash Equivalents or other form of payment acceptable to the holders of Senior Indebtedness, after which such Guarantor shall resume making any and all required payments in respect of the Guarantee, including any missed payments.

                 (b) Unless Section 1405 shall be applicable, during any Payment Blockage Period in respect of the Securities, no payment or distribution of any assets of any Guarantor of any kind or character (other than Permitted Junior Securities of such Guarantor) shall be made by such Guarantor on account of the Guarantor Senior Subordinated Note Obligations or on account of the purchase or redemption or other acquisition of Securities or the Guarantee of such Guarantor; provided, however, that the foregoing prohibition shall not apply unless such Payment Blockage Period has been instituted under Section 1303(b) by the representative of holders of Designated Senior Indebtedness which also constitutes Guarantor Senior Indebtedness. Upon the termination of any Payment Blockage Period, subject to Section 1405 and
Section 1406(a) (if applicable), such Guarantor shall resume making any and all required payments in respect of its obligations under this Guarantee.

                 (c) In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Security shall have received a payment prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith by the Trustee (if the notice required by Section 1309 has been received by the Trustee) or an amount equal to such payment or distribution shall be paid over and delivered forthwith by such Holder to the agent under the Bank Credit Agreement for the benefit of, and distribution to, the holders of Designated Senior Indebtedness only to the extent, if at all, that such Designated Senior Indebtedness also constitutes Guarantor Senior Indebtedness or, if the Bank Credit Agreement has been terminated, to the Guarantor; provided that, in the event any Holder has received notice that such payment is prohibited by the foregoing provisions of this Section prior to the receipt of such payment by such Holders, any such Holders shall hold such payment in trust for the benefit of the holders of Guarantor Senior Indebtedness.

                 SECTION 1407.    Release of a Guarantor.

                 (a) Notwithstanding anything to the contrary contained in this Indenture, in the event that a Guarantor is released from all obligations which pursuant to Section 1018(a) obligate it to become a Guarantor, such Guarantor shall be released from all obligations under its Guarantee (provided that the provisions of Section 1018(a) shall apply anew in the event that such Guarantor subsequent to being released incurs any obligations that pursuant to
Section 1018(a) obligate it to become a Guarantor).

                 (b) In addition, except in the case where the prohibition on transfer in Article Eight is applicable, upon the sale or disposition of all of the Capital Stock of a Guarantor by the Company or a Subsidiary, or upon the consolidation or merger of a Guarantor with or into any person (in each case, other than to the Company or an Affiliate of the Company), such Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Article without any further action required on the part of the Trustee or any Holder; provided, however, that each such Guarantor is sold or disposed of in accordance with Section 1014 hereof; and provided further that the foregoing proviso shall not apply to the sale or disposition of a Guarantor in a foreclosure to the extent that such proviso would be inconsistent with the requirements of the Uniform Commercial Code.

                 (c) The Trustee shall deliver an appropriate instrument evidencing the release of a Guarantor upon receipt of a request of the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 1407. Any Guarantor not so released or the entity surviving such Guarantor, as applicable, shall remain or be liable under its Guarantee as provided in this Article.

                 The Trustee shall execute any documents reasonably requested by the Company or a Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Securities and under this Article.

                 Except as set forth in Articles Eight and Ten and this Section 1407, nothing contained in the Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

                 SECTION 1408.    Waiver of Subrogation.

                 Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company or any Restricted Subsidiary that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities against the Company or any Restricted Subsidiary, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities and shall, subject to the provisions of this Article and to Article Thirteen, forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

                 This Section as applicable to any particular Guarantor may be amended or modified, without the consent of the Holders, in a manner to be consistent with the terms of any waiver of subrogation language set forth in any guarantee of such Guarantor issued under the Bank Credit Agreement at the time that the Guarantee hereunder is first issued and shall thereafter be required to be modified in the same manner as such guarantee under the Bank Credit Agreement is thereafter amended or modified; provided that no such amendment or modification to thereafter conform to the Bank Credit Agreement shall be in a manner which is adverse to the Holders in any respect. No modification or amendment referred to in the preceding sentence shall be permitted if it would disadvantage the Holders relative to the Banks pursuant to the Bank Credit Agreement other than by operation of the subordination provisions of this Article.

                 SECTION 1409. Subrogation to Rights of Holders of Guarantor Senior Indebtedness.

                 Subject to the payment in full of all Guarantor Senior Indebtedness of the Guarantors and all Senior Indebtedness of the Company, the Holders of the Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness of the Guarantors to receive payments and distributions of cash, property and securities of a Guarantor applicable to such Guarantor Senior Indebtedness of the Guarantors until all amounts due under the Guarantee of such Guarantor shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Guarantor Senior Indebtedness of any cash, property or securities of such Guarantor to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Guarantor Senior Indebtedness of the Guarantors by Holders of the Securities or the Trustee, shall, as among such Guarantor, its creditors other than holders of Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by such Guarantor to or on account of the Guarantor Senior Indebtedness.

                 SECTION 1410. Guarantor Provisions Solely to Define Relative Rights.

                 The subordination provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior
Indebt-
edness of each Guarantor and, to the extent set forth in Section 1406, holders of Designated Senior Indebtedness on the other hand. Nothing contained in this Article (other than a release pursuant to Section 1407) or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between each Guarantor and the Holders of the Securities, the obligation of each Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities its obligations under the Guarantee as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against such Guarantor of the Holders of the Securities and creditors of such Guarantor other than the holders of Guarantor Senior Indebtedness of such Guarantor; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon Default or an Event of Default under this Indenture, subject to the rights, if any, under this Article of the holders of Guarantor Senior Indebtedness of the Guarantors hereunder and, to the extent set forth in
Section 1406, holders of Designated Senior Indebtedness in respect of cash, property or securities of the Company received upon exercise of any such remedy.

                 The failure by any Guarantor to make a payment in respect of its obligations under this Guarantee by reason of any provision of this Article shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

                 SECTION 1411. Trustee to Effectuate Subordination of Guarantee Obligations.

                 Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

                 SECTION 1412.    No Waiver of Guarantee Subordination
Provisions.

                 (a) No right of any present or future holder of any Guarantor Senior Indebtedness of any Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company or any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                 (b) Without limiting in any way the generality of subsection (a) of this Section, the holders of Guarantor Senior Indebtedness of any Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Fourteen or the obligations hereunder of the Holders of the Securities to the holders of such Guarantor Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates or any instrument evidencing the same or any agreement under which such Guarantor Senior Indebtedness or such Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates; (3) release any person liable in any manner for the collection or payment of such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates; and (4) exercise or refrain from exercising any rights against such Guarantor and any other person.

                 SECTION 1413.    Guarantors to Give Notice to Trustee.

                 (a) The Company and each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company, such Guarantor or a holder of Guarantor Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to Section 602 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security) then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                 (b) Subject to Section 602 hereof, the Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

                 SECTION 1414. Reliance on Judicial Order or Certificate of Liquidating Agent Regarding Dissolution, etc., of Guarantors.

                 Upon any payment or distribution of assets of any Guarantor referred to in this Article, the Trustee, subject to Section 602 hereof, and the Holders of the Securities shall be entitled to rely conclusively upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness of such Guarantor and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                 SECTION 1415. Rights of Trustee as a Holder of Guarantor Senior Indebtedness; Preservation of Trustee's Rights.

                 The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Guarantor Senior Indebtedness of any Guarantor which may at any time be held by the Trustee, to the same extent as any other holder of such Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

                 SECTION 1416.    Article Applicable to Paying Agents.

                 In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1415 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                 SECTION 1417.    No Suspension of Remedies.

                 Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

                 SECTION 1418.    Proof of Claim.

                 In the event of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Guarantor or the property of any Guarantor or its creditors, the Holders irrevocably authorize and empower the agent under the Bank Credit Agreement, if the Bank Credit Agreement is then in effect and the Senior Indebtedness incurred thereunder constitutes Guarantor Senior Indebtedness (but without imposing any obligation on, or any duty to such agent), to file and prove all claims therefor in the name of the Holders (or otherwise, as such agent may determine to be necessary or appropriate for the enforcement of the provisions of this Article Fourteen) if the Trustee or the Holders do not file a proper claim or proof of debt in the form required in any such proceeding prior to 15 days before the expiration of the time to file such claim or claims.

                 SECTION 1419. Trustee Not Fiduciary for Holders of Guarantor Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article Fourteen or otherwise. With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Fourteen and no implied covenants or obligations with respect to holders of Guarantor

Senior Indebtedness shall be read into this Indenture against the Trustee.

                                                                       EXHIBIT B



                         SENIOR SUBORDINATED GUARANTEE

                 For value received, the undersigned hereby unconditionally guarantees to the holder of a Security (as that term is defined in the
Indenture dated as of            1994 (the "Indenture") between SPX Corporation
(the "Company") and The Bank of New York, as trustee (the "Trustee"), and the Trustee, the payments of principal of, premium, if any, and interest on such Security in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of such Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, all in accordance with and subject to the terms and limitations of such Security, Article Fourteen of the Indenture and this Guarantee. This Guarantee shall become effective in accordance with Article Fourteen of the Indenture, and its terms shall be evidenced therein. The validity and enforceability of this Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

                 The obligations of the undersigned to the holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates. The Indebtedness (as defined in the Indenture) evidenced by this Guarantee is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness (as defined in the Indenture) in cash, Cash Equivalents or other form of payment acceptable to the holders of Guarantor Senior Indebtedness, and this Guarantee is issued subject to such provisions. Each holder of a Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such holder for such purpose; provided, however, that such subordination provisions shall cease to affect amounts deposited in accordance with the defeasance provisions of the Indenture upon the terms and conditions set forth therein.

                 This Guarantee is subject to release upon the terms set forth in the Indenture.

                                             [NAME OF GUARANTOR]



                                             By:
                                                Name:
                                                Title:



                                     B-2